                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        POST-EFFECTIVE AMENDMENT NO. 4 TO
                                    FORM S-6

                                File No. 33-62457

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
             SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                     N-8B-2

A. Exact name of trust:             IDS Life Variable Life Separate Account

B. Name of depositor:               IDS LIFE INSURANCE COMPANY

C. Complete address of depositor's principal executive offices:

         IDS Tower 10, Minneapolis, Minnesota 55440-0010

D. Name and complete address of agent for service:

         Mary Ellyn Minenko, Esq.
         IDS Life Insurance Company
         IDS Tower 10
         Minneapolis, Minnesota 55440-0010

It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph(b)
[X] on April 30, 1999 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1) of rule (485)
[ ] this post-effective amendment designates a new effective date for a previously filed post effective amendment.

E. Title of securities being registered:

         Flexible Premium Survivorship Variable Life Insurance Policy

F. Approximate date of proposed public offering: not applicable

------------------------------
                  Flexible Premium Survivorship Variable Life Insurance Policy

                 PROSPECTUS APRIL 30, 1999

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT

Issued and sold by:
IDS Life Insurance Company,
IDS Tower 10
Minneapolis, MN 55440,
Telephone: 800-437-0602

web site address: http:\\www.americanexpress.com\advisors

This prospectus contains information about the insurance policy that you should know before investing. You also will receive prospectuses for the underlying funds that are investment options under your policy. Please read all prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS POLICY IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS POLICY INVOLVES INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.

---------------------------------
                  Contents

 TABLE OF CONTENTS

     THE POLICY IN BRIEF                              3
     KEY TERMS                                        6
     THE VARIABLE ACCOUNT                             9
     THE FUNDS                                       10
        IDS Life Series Fund -- Equity Portfolio     10
        IDS Life Series Fund -- Income Portfolio     10
        IDS Life Series Fund -- Money Market
        Portfolio                                    10
        IDS Life Series Fund -- Managed Portfolio    10
        IDS Life Series Fund --
        Government Securities Portfolio              10
        IDS Life Series Fund --
        International Equity Portfolio               10
        AIM V.I. Growth and Income Fund              11
        Putnam VT New Opportunities Fund --
        Class IA Shares                              11
        Fund objectives                              11
        Relationship between funds and
        subaccounts                                  12
     RATES OF RETURN OF THE FUNDS AND SUBACCOUNTS    13
     THE FIXED ACCOUNT                               15
     PURCHASING YOUR POLICY                          16
        Application                                  16
        Right to examine policy                      16
        Premiums                                     17
     KEEPING THE POLICY IN FORCE                     18
        Death benefit guarantee to age 85            18
        Death benefit guarantee to age 100           18
        Minimum initial premium period               19
        Grace period                                 19
        Reinstatement                                20
     LOADS, FEES AND CHARGES                         21
        Premium expense charge                       21
        Monthly deduction                            21
        Surrender charge                             22
        Partial surrender fee                        23
        Mortality and expense risk charge            23
        Fund expenses                                23
     POLICY VALUE                                    25
        Fixed account value                          25
        Subaccount values                            25
     PROCEEDS PAYABLE UPON DEATH                     28
        Change in death benefit option               29
        Changes in specified amount                  30
        Misstatement of age or sex                   30
        Suicide                                      30
        Beneficiary                                  30
    TRANSFERS BETWEEN THE FIXED ACCOUNT AND
        SUBACCOUNTS                                  31
        Fixed account transfer policies              31
        Minimum transfer amounts                     31
        Maximum transfer amounts                     31
        Maximum number of transfers per year         31
        Two ways to request a transfer,
        loan or surrender                            32
        Automated transfers                          32
        Automated dollar-cost averaging              33
     POLICY LOANS                                    34
     POLICY SURRENDERS                               36
        Total surrenders                             36
        Partial surrenders                           36
        Allocation of partial surrenders             36
        Effects of partial surrenders                36
        Taxes                                        37
        Exchange right                               37
     OPTIONAL INSURANCE BENEFITS                     38
        Four-Year Term Insurance Rider               38
        Policy Split Option Rider                    38
     PAYMENT OF POLICY PROCEEDS                      39
     FEDERAL TAXES                                   42
        IDS Life's tax status                        42
        Taxation of policy proceeds                  42
        Modified endowment contracts                 43
        Other tax considerations                     44
     IDS LIFE                                        46
        Ownership                                    46
        State regulation                             46
        Distribution of the policy                   46
        Legal proceedings                            47
        Year 2000                                    47
        Experts                                      48
     MANAGEMENT OF IDS LIFE                          49
     OTHER FUND MANAGERS                             51
     OTHER INFORMATION                               52
        Substitution of investments                  52
        Voting rights                                52
        Reports                                      53
     POLICY ILLUSTRATIONS                            54

2 PROSPECTUS

---------------------------------
                  The policy in brief

PURPOSE: The purpose of the policy is to provide life insurance protection on two insureds and to build policy value. The policy provides a death benefit that is payable to the beneficiary upon the last surviving insured's death. As in the case of other life insurance policies, it may not be advantageous to purchase this policy as a replacement for, or an addition to an existing life insurance policy. The policy allows you, as the owner, to allocate your net premiums or transfer policy value, to:

  THE VARIABLE ACCOUNT, consisting of subaccounts, each of which invests in a fund with a particular investment objective. You may direct premiums to any or all of eight of these subaccounts. Your policy's value may increase or decrease daily, depending on the investment return. No minimum amount is guaranteed. (p. 9)

  THE FIXED ACCOUNT, which earns interest at rates that are adjusted periodically by IDS Life. This rate will never be lower than 4%. (p. 15)
LOADS, FEES AND CHARGES:
                 You pay the following charges, either directly (such as deductions from your premium payments or your policy value), or indirectly (as deductions from the underlying funds.) These charges primarily compensate IDS Life for administering and distributing the policy as well as paying policy benefits and assuming related risks:

- PREMIUM EXPENSE CHARGE -- charge deducted from each premium payment to cover some distribution expenses, state and local premium taxes and federal taxes. (p. 21)

- MONTHLY DEDUCTION -- charged against the value of your policy each month (prior to the youngest insured's attained insurance age 100), covering the cost of insurance, cost of issuing the policy, certain administrative expenses and optional insurance benefits. (p. 21)

- SURRENDER CHARGE -- applies if you surrender your policy for its full cash surrender value, or the policy lapses, during the first 15 years. The surrender charge is a deferred charge for costs of issuing the policy. We base it on the initial specified amount. (p. 22)

- PARTIAL SURRENDER FEE -- applies if you surrender part of the value of your policy; equals $25 or 2% of the amount surrendered, whichever is less. (p. 23)

- MORTALITY AND EXPENSE RISK CHARGE -- applies only to the subaccounts; equals, on an annual basis, 0.9% of the average daily net asset value of the subaccounts. (p. 23)

- FUND EXPENSES -- applies only to the underlying funds and consists of investment management fees, taxes, brokerage commissions and nonadvisory expenses. (p. 23)
PURCHASING YOUR POLICY:
                 To apply, send a completed application and premium payment to
                 IDS Life's home office. You will need to provide medical and other evidence that the persons you propose to insure (yourself or someone else) is insurable according to our underwriting rules before we can accept your application. (p. 16)
RIGHT TO EXAMINE POLICY:
                 You may return your policy for any reason and receive a full refund of your premiums by mailing us the policy and a written request for cancellation within a specified period. (p. 16)
PREMIUMS:        In applying for your policy, you state how much you intend to pay and whether you will pay quarterly, semiannually or annually. You may make additional unscheduled premium payments subject to certain limits. You cannot make premium payments on or after the youngest insured's attained insurance age 100. We may refuse premiums in order to comply with the Code. (p. 17)

                                                                    3 PROSPECTUS

                  The policy in brief

DBG-85:          A feature of the policy guaranteeing that the policy will not lapse before the youngest insured's attained insurance age 85
                 (or 15 policy years, if later). This feature is in effect if you meet certain premium payment requirements. (p. 18)
DBG-100:         A feature of the policy guaranteeing that the policy will not lapse before the youngest insured's attained insurance age 100.
                 This feature is in effect if you meet certain premium payment requirements. (p. 18)
MINIMUM INITIAL PREMIUM PERIOD:
                 A period of time during the early years of the policy when the policy will not lapse even if the cash surrender value is less than the amount needed to pay the monthly deduction. This
                 feature is in effect if you meet certain premium payment
                 requirements. (p. 19)
GRACE PERIOD:    If the cash surrender value of your policy becomes less than the amount needed to pay the monthly deduction, and neither of the death benefit guarantees nor the minimum initial premium period is in effect, you will have 61 days to pay the premium needed so that the next three monthly deductions can be paid.
                 If you don't, the policy will lapse. (p. 19)
REINSTATEMENT:   If your policy lapses, it can be reinstated within five years.
                 The reinstatement is subject to certain conditions including evidence of insurability satisfactory to IDS Life and the payment of a sufficient premium. Neither the DBG-85 nor DBG-100 can be reinstated. (p. 20)
PROCEEDS PAYABLE UPON DEATH:
                 Prior to the youngest insured's attained insurance age 100, your policy's death benefit can never be less than the specified amount, less outstanding indebtedness. The relationship between the policy value and the death benefit depends on which of two options you choose:

- OPTION 1 LEVEL AMOUNT: The death benefit is the greater of the specified amount or a percentage of policy value.

- OPTION 2 VARIABLE AMOUNT: The death benefit is the greater of the specified amount plus the policy value or a percentage of policy value.

                 You may change the death benefit option or specified amount within certain limits; doing so generally will affect policy charges. On or after the youngest insured's attained insurance age 100, the proceeds payable upon the death of the last
                 surviving insured will be the cash surrender value. (p. 28)
TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS:
                 You may, at no charge, transfer policy value from one
                 subaccount to another or between subaccounts and the fixed account. (Certain restrictions apply to transfers involving the fixed account.) We reserve the right to limit transfers to no more than five transfers per year by phone or mail. You can also arrange for automated transfers on a monthly, quarterly, semiannual or annual basis. (p. 31)
POLICY LOANS:    You may borrow against your policy's cash surrender value. A policy loan, even if repaid, can have a permanent effect on the death benefit and policy value. A loan may also have tax consequences if your policy lapses or you surrender it. (p. 34)
POLICY SURRENDERS:
                 You may cancel this policy while it is in force and receive its cash surrender value. The cash surrender value is the policy value minus indebtedness, minus any applicable surrender charges. (p. 36)

4 PROSPECTUS

EXCHANGE RIGHT:  For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the
                 investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed
                 account. (p. 37)
PAYMENT OF POLICY PROCEEDS:
                 We will pay policy proceeds when you surrender the policy or the last surviving insured dies. You or the beneficiary may choose whether you want us to make a lump sum payment or
                 payments under one or more of certain options. (p. 39)
FEDERAL TAXES:   The death benefit is not considered part of the beneficiary's income and thus is not subject to federal income taxes. When the proceeds are paid after the youngest insured's attained insurance age 100, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be
                 taxable as ordinary income. Part or all of any proceeds you receive through full or partial surrender, lapse, policy loan or assignment of policy value may be subject to federal income tax as ordinary income. Proceeds other than death benefits from certain policies, classified as "modified endowments," are taxed differently from proceeds of conventional life insurance contracts and also may be subject to an additional 10% IRS penalty tax if you are younger than 59 1/2. A policy is
                 considered to be a modified endowment if it was applied for or materially changed after June 21, 1988, and premiums paid in the early years exceed certain modified endowment limits. (p.
                 42)

                                                                    5 PROSPECTUS

---------------------------------
                  Key terms

                 THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR POLICY.

ACCUMULATION UNIT: An accounting unit used to calculate the policy value of the subaccounts.

ATTAINED INSURANCE AGE: Each insured's insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.

CASH SURRENDER VALUE: Proceeds received if you surrender the policy in full or the amount payable if the last surviving insured's death occurs on or after the youngest insured's attained insurance age 100. The cash surrender value equals the policy value minus indebtedness, minus any applicable surrender charges.

CLOSE OF BUSINESS: Closing time of the New York Stock Exchange, normally 3 p.m., Central time.

CODE: The Internal Revenue Code of 1986, as amended.

DEATH BENEFIT GUARANTEE TO AGE 85 (DBG-85): A feature of the policy guaranteeing that the policy will not lapse before the youngest insured's attained insurance age 85 (or 15 policy years, if later). This feature is in effect if you meet certain premium payment requirements.

DEATH BENEFIT GUARANTEE TO AGE 85 (DBG-85) PREMIUM: The premium required to keep the DBG-85 in effect. The DBG-85 premium is shown in your policy. It depends on each insured's sex, insurance age, risk classification, optional insurance benefits added by rider and the initial specified amount.

DEATH BENEFIT GUARANTEE TO AGE 100 (DBG-100): A feature of the policy guaranteeing that the policy will not lapse before the youngest insured's attained insurance age 100. This feature is in effect if you meet certain premium payment requirements.

DEATH BENEFIT GUARANTEE TO AGE 100 (DBG-100) PREMIUM: The premium required to keep the DBG-100 in effect. The DBG-100 premium is shown in your policy. It depends on each insured's sex, insurance age, risk classification, optional insurance benefits added by rider and the initial specified amount.

FIXED ACCOUNT: The general investment account of IDS Life. The fixed account is made up of all of IDS Life's assets other than those held in any separate account.

FIXED ACCOUNT VALUE: The portion of the policy value that you allocate to the fixed account, including indebtedness.

FUNDS: Mutual funds or portfolios, each with a different investment objective. (See "The Funds.") Each of the subaccounts of the variable account invests in a specific one of these funds.

IDS LIFE: In this prospectus, "we," "us," "our" and "IDS Life" refer to IDS Life Insurance Company.

INDEBTEDNESS: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.

6 PROSPECTUS

INSURANCE AGE: Each insured's age based upon his or her last birthday on the date of the application.

INSUREDS: The persons whose lives are insured by the policy.

MINIMUM INITIAL PREMIUM PERIOD: A period of time during the early years of the policy when the policy will not lapse even if the cash surrender value is less than the amount needed to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements.

MONTHLY DATE: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.

NET AMOUNT AT RISK: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.

NET PREMIUM: The premium paid minus the premium expense charge.

OWNER: The entity(ies) to which, or individual(s) to whom, we issue the policy, or to whom you subsequently transfer ownership. In the prospectus "you" and "your" refer to the owner.

POLICY ANNIVERSARY: The same day and month as the policy date each year the policy remains in force.

POLICY DATE: The date we issue the policy is issued and from which we determine policy anniversaries, policy years and policy months are determined.

POLICY VALUE: The sum of the fixed account value plus the variable account value.

PROCEEDS: The amount payable under the policy as follows:

- Upon death of the last surviving insured prior to the youngest insured's attained insurance age 100, proceeds will be the death benefit in effect as of the date of that insured's death, minus any indebtedness.

- Upon the death of the last surviving insured on or after the youngest insured's attained insurance age 100, proceeds will be the cash surrender value.

- On surrender of the policy the proceeds will be the cash surrender value.

RISK CLASSIFICATION: A group of insureds that IDS Life expects will have similar mortality experience.

SCHEDULED PREMIUM: A premium you select at the time of application, of a level amount, at a fixed interval of time.

SPECIFIED AMOUNT: An amount we use to determine the death benefit and the proceeds payable upon death of the last surviving insured prior to the youngest insured's attained insurance age 100. We show the initial specified amount in your policy.

                                                                    7 PROSPECTUS

                  Key terms

SUBACCOUNT(S): One or more of the investment divisions of the variable account, each of which invests in a particular fund.

SURRENDER CHARGE: A contingent deferred issue and administration expense charge we assess against the policy value at the time of surrender during the first 15 years of the policy.

VALUATION DATE: A normal business day, Monday through Friday, on which the New York Stock Exchange is open. We set the value of each subaccount at the close of business on each valuation date.

VALUATION PERIOD: The interval commencing at the close of business on each valuation date and ending at the close of business on the next valuation date.

VARIABLE ACCOUNT: IDS Life Variable Life Separate Account consisting of subaccounts, each of which invests in a particular fund. The policy value in each subaccount depends on the performance of the particular fund.

VARIABLE ACCOUNT VALUE: The sum of the values that you allocate to the subaccounts of the variable account.

8 PROSPECTUS

---------------------------------
                  The variable account

We established the variable account on Oct. 16, 1985, under Minnesota law. It is registered as a single unit investment trust under the Investment Company Act of 1940. The variable account consists of a number of subaccounts, each of which invests in shares of a particular fund. This registration does not involve any SEC supervision of the account's management or investment practices or policies.

The variable account meets the definition of a separate account under federal securities laws. Income, capital gains or capital losses of each subaccount are credited to or charged against the assets of that subaccount alone. State insurance law provides that we will not charge a variable subaccount with liabilities of any other subaccount or of any other business conducted by IDS Life. Other variable life insurance policies that are not described in this prospectus also invest in subaccounts of the variable account. At all times, IDS Life will maintain assets in the subaccounts with total market value at least equal to the reserves and other liabilities required to cover insurance benefits under all contracts participating in the subaccount.

The U.S. Treasury and the IRS indicated they may provide additional guidance on investment control. This concerns how many subaccounts an insurance company may offer and how many exchanges among subaccounts it may allow before the owner would be currently taxed on income earned within subaccount assets. We do not know what he additional guidance will be or when action will be taken. We reserve the right to modify the policy, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

                                                                    9 PROSPECTUS

------------------------------
                  The funds

IDS Life Series Fund, Inc., a Minnesota corporation, is a diversified, open-end management investment company incorporated on May 8, 1985. IDS Life Series Fund International Equity Portfolio was added on October 24, 1994. IDS Life acts as an investment manager and American Express Financial Corporation acts as the investment advisor of the IDS Life Series Fund, Inc. American Express Trust Company acts as custodian of the IDS Life Series Fund, Inc.'s investments.

IDS LIFE SERIES FUND -- EQUITY PORTFOLIO

Objective: capital appreciation. Invests primarily in common stocks and other securities convertible into common stock.

IDS LIFE SERIES FUND -- INCOME PORTFOLIO

Objective: to maximize current income while attempting to conserve the value of the investment and to continue the high level of income for the longest period of time. At least 50% of net assets normally will be invested in high-quality, lower-risk corporate bonds, unrated corporate bonds believed to have the same investment qualities and government bonds. Other investments may include lower-rated corporate bonds, bonds and common stocks sold together as a unit, preferred stock and foreign securities.

IDS LIFE SERIES FUND -- MONEY MARKET PORTFOLIO

Objective: to provide maximum current income consistent with liquidity and conservation of capital. Invests in relatively short-term money market securities, such as marketable debt securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, bank certificates of deposit, bankers' acceptances, letters of credit and high-grade commercial paper.

IDS LIFE SERIES FUND -- MANAGED PORTFOLIO

Objective: to maximize total investment return through a combination of capital appreciation and current income. If the investment manager believes the stock market will be moving higher, it can emphasize stocks that offer potential for appreciation. At other times, the manager may increase the portfolio's holdings in bonds and money-market securities providing high current income.

IDS LIFE SERIES FUND -- GOVERNMENT SECURITIES PORTFOLIO

Objective: to provide a high current return and safety of principal. Invests primarily in debt obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities.

IDS LIFE SERIES FUND -- INTERNATIONAL EQUITY PORTFOLIO

Objective: capital appreciation. Invests primarily in common stocks of foreign issuers and foreign securities convertible into common stock. Other investments may include certain international bonds if the portfolio manager believes they have greater potential for capital appreciation than equities.

10 PROSPECTUS

AIM VARIABLE INSURANCE FUNDS, INC.

AIM Variable Insurance Funds, Inc., a Maryland corporation, is an open-end, series, management investment company incorporated on January 22, 1993. AIM Advisors, Inc. acts as the investment advisor for AIM Variable Insurance Funds, Inc.

AIM V.I. GROWTH AND INCOME FUND

Objective: to seek growth of capital with a secondary objective of current income.

PUTNAM VARIABLE TRUST

Putnam Variable Trust is a Massachusetts business trust organized on September 24, 1987. Putnam Investment Management Inc. ("Putnam Management") acts as the investment manager for the Putnam Variable Trust.

PUTNAM VT NEW OPPORTUNITIES FUND -- CLASS IA SHARES

Objective: seeks long-term capital appreciation by investing principally in common stocks of companies in sectors of the economy which Putnam Management believes possess above-average long-term growth potential.

FUND OBJECTIVES

The investment managers and advisors cannot guarantee that the funds will meet their investment objectives nor is there any guarantee that your policy value will equal or exceed the total premiums you paid. You can find detailed information about the funds, their investment objectives, policies, and risks in the accompanying fund prospectuses. Please read these prospectuses carefully and consider, on a continuing basis, which funds best suit your long-term investment needs. Some funds involve more risk than others, so please monitor your investment.

The investment objectives and policies of some of the funds may be similar to the investment objectives and policies of other funds that the investment managers or advisers or their affiliates manager. Although the objectives and policies may be similar, the investment results of one fund may be higher or lower than the results of the other fund. The investment manager or adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even if the funds have the same investment adviser, manager or sponsor..

                                                                   11 PROSPECTUS

                  The funds

Shares of all funds except the IDS Life Series Fund Portfolios are available to serve as the underlying investment for variable life insurance policies, variable annuities and qualified plans. Currently the shares of the IDS Life Series Fund Portfolios are available to serve as the underlying investment for variable life insurance only. However, in the future these shares also may be available to serve as the underlying investment for variable life insurance contracts, variable annuities and qualified plans. It is possible that in the future it may not be an advantage for variable life insurance separate accounts, variable annuity separate accounts, and/or qualified plans to invest in the available funds simultaneously. Although IDS Life and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between such policy owners, contract owners and qualified plans to determine what action, if any, they should take in response to a conflict. If a board were to conclude that separate funds should be established for variable life insurance, variable annuity and qualified plan separate accounts, the variable life insurance policy holders would not bear any expenses associated with establishing separate accounts. Please refer to the fund prospectuses for risk disclosure regarding mixed and shared funding.

DIVERSIFICATION: The Internal Revenue Service (IRS) has issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each fund intends to comply with these requirements.

RELATIONSHIP BETWEEN FUNDS AND SUBACCOUNTS

Each subaccount buys shares of the appropriate fund at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and held by the subaccount as an asset. Each subaccount redeems fund shares without a charge to the extent necessary to make death benefit or other payments under the policy.

12 PROSPECTUS

---------------------------------
                  Rates of return of the funds and subaccounts

This section presents rates of return, first for the funds and then for the corresponding subaccounts. Rates of return are different in the two cases because those of the subaccounts reflect additional charges. All charges and expenses mentioned in the section are explained fully under "Loads, fees and charges."

RATES OF RETURN OF FUNDS:
In the following table are average annual rates of return based on the actual investment performance of the funds after deduction of applicable portfolio expenses (including the investment management fees and nonadvisory expenses) for the periods indicated assuming reinvestment of dividends and capital gains. These rates do not reflect charges that apply to the subaccounts or the policy and therefore do not illustrate how actual investment performance will affect policy benefits. If these charges were reflected, the illustrated rates of return would have been lower. Past performance does not guarantee future results.

PERIOD ENDING 12/31/98

                                                               10 YEARS OR
 FUND                           1 YEAR  3 YEARS   5 YEARS   SINCE COMMENCEMENT

IDS LIFE SERIES FUND, INC.

Equity Portfolio (Beta 1.16*)
(1/86)**                         9.05%   16.57%    17.64%          18.05%

Income Portfolio (1/86)**        5.46     5.63      6.41            8.91

Money Market Portfolio
(1/86)**                         5.04     4.97      4.74            5.19

Managed Portfolio (Beta 0.72*)
(1/86)**                        14.43    15.61     13.11           16.44

Government Securities
Portfolio (1/86)**               8.32     6.08      6.03            8.60

International Equity Portfolio
(10/94)**                       21.51    19.09      --             28.00

AIM VARIABLE INSURANCE FUNDS,
INC.

AIM V.I. Growth and Income
Fund (5/94)**                   27.68     --        --             22.49

PUTNAM VARIABLE TRUST

Putnam VT New Opportunities
Fund (5/94)**                   24.38     --        --             23.19

  * Beta is a volatility measure based on calculations of the funds monthly returns compared to the S&P 500 Index. A beta less than one indicates performance that is less volatile than the market. A beta more than one indicates performance that is more volatile than the market.

 **  (Commencement date of the fund.)

                                                                   13 PROSPECTUS

                  Rates of return of the funds and subaccounts

RATES OF RETURN OF SUBACCOUNTS:
Average annual rates of return in the following table reflect all charges incurred by the funds and charges against the subaccounts (including the mortality and expense risk charge). The rates do not reflect the premium expense charge, surrender charge or monthly deduction. If these charges were reflected, the illustrated rates of return would have been lower.

We show actual performance from the date the subaccounts began investing in the funds. For some subaccounts, we do not provide any performance information because they are new and have not had any activity to date. Although we base performance figures on historical earnings, past performance does not guarantee future results.

PERIOD ENDING 12/31/98

                                                          SINCE COMMENCEMENT OF THE SUBACCOUNTS
                                                                                       10 YEARS
                                                                                       OR SINCE
 SUBACCOUNT   INVESTING IN                               1 YEAR  3 YEARS   5 YEARS   COMMENCEMENT

              IDS LIFE SERIES FUND, INC.

U             Equity Portfolio (1/86)*                    8.08%   15.52%    16.58%       16.94%

V             Income Portfolio (1/86)*                    4.56     4.71      5.48         7.95

W             Money Market Portfolio (1/86)*              4.12     4.09      3.87         4.29

X             Managed Portfolio (1/86)*                  13.40    14.63     12.09        15.29

Y             Government Securities Portfolio (1/86)*     7.38     5.15      5.10         7.64

IL            International Equity Portfolio (10/94)*    20.42    15.94      --          19.59

              AIM VARIABLE INSURANCE FUNDS, INC.

FGI           AIM V.I. Growth and Income Fund (11/96)*   26.54     --        --          24.22

              PUTNAM VARIABLE TRUST

FNO           Putnam VT New Opportunities Fund (11/96)*  23.27     --        --          20.12

  *  (Commencement date of the subaccount.)

14 PROSPECTUS

-------------------------------------
                  The fixed account

You can allocate premiums to the fixed account or transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in "Transfers between the fixed account and subaccounts").

The fixed account is the general investment account of IDS Life. It includes all assets owned by IDS Life other than those in the variable account and other separate accounts. Subject to applicable law, IDS Life has sole discretion to decide how assets of the fixed account will be invested.

Placing policy value in the fixed account does not entitle you to share in the fixed account's investment experience, nor does it expose you to the account's investment risk. Instead, IDS Life guarantees that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the account. IDS Life bears the full investment risk for amounts allocated to the fixed account.

We will not credit interest in excess of 4% on any portion of policy value in the fixed account against which you have a policy loan outstanding.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in it are subject to the provisions of these Acts and the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

                                                                   15 PROSPECTUS

---------------------------------
                  Purchasing your policy

APPLICATION

To apply for coverage, complete an application and send it with your premium payment to IDS Life's home office. In your application, you:

- select a specified amount of insurance;

- select a death benefit option;

- designate a beneficiary; and

- state how premiums are to be allocated among the fixed account and/or the subaccounts.

INSURABILITY: Before issuing your policy, we require satisfactory evidence of the insurability of the persons whose lives you propose to insure. Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individuals are insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premiums you have paid.

AGE LIMIT: IDS Life generally will not issue a policy to persons over the insurance age of 85. We may, however, do so at its sole discretion.

RISK CLASSIFICATION: The risk classification for each insured is based on that insured's health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction. (See "Loads, fees and charges" and "Optional insurance benefits.")

OTHER CONDITIONS: In addition to proving insurability, you and the insureds must also meet certain conditions, stated in the application form, before coverage will become effective and your policy is issued to you. The lives insured may be covered under the terms of a conditional insurance agreement prior to a policy being issued.

INCONTESTABILITY: IDS Life will have two years from the effective date of your policy to contest the truth of statements or representations in your application. After the policy has been in force during the lifetime of both insureds for two years from the policy date, IDS Life home office cannot contest the policy.

RIGHT TO EXAMINE POLICY

You may return your policy for any reason and receive a full refund of all premiums paid. To do so, you must mail or deliver the policy to IDS Life or your financial advisor, with a written request for cancellation:

- by the 10th day after you receive it (15th day in Colorado, 20th day in North Dakota) after IDS Life mails or personally delivers a written notice of withdrawal right; or

- the 45th day after you sign your application.

On the date your request is postmarked or received, the policy will immediately be considered void from the start.

16 PROSPECTUS

PREMIUMS

PAYMENT OF PREMIUMS:
In applying for your policy, you decide how much you intend to pay and how often you will make payments. During the early policy years until the policy value is sufficient to cover the surrender charge, IDS Life requires that you pay the minimum initial premiums.

You may schedule payments annually, semiannually or quarterly. IDS Life must approve payment at any other interval. We show this premium schedule in your policy.

The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction, or if you have paid sufficient premium to keep the DBG-85, the DBG-100 or the minimum initial premium period in effect.

You may also change the amount and frequency of scheduled premium payments by written request. IDS Life reserves the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.

Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the DBG-85, DBG-100 or the minimum initial premium period remain in effect.

PREMIUM LIMITATIONS:
You may make unscheduled premium payments at any time and in an amount of at least $50. IDS Life reserves the right to limit the number and amount of unscheduled premium payments.

No premium payments, scheduled or unscheduled, are allowed on or after the youngest insured's attained insurance age 100.

Also, in order to receive favorable tax treatment under the Code, premiums paid during the life of the policy must not exceed certain limitations. To comply with the Code, we can either refuse excess premiums as they are paid, or refund excess premiums with interest no later than 60 days after the end of the policy year in which they were paid.

ALLOCATION OF PREMIUMS:
Until the policy date, we hold all premiums in the fixed account, and we credit interest on the net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the policy date, we will allocate the net premiums plus accrued interest to the account(s) you have selected in your application. At that time, we will begin to assess the various loads, fees and charges.

We convert any amount that you allocate to a subaccount into accumulation units of that subaccount, as explained under "Policy value." Similarly, when you transfer value between subaccounts, we convert accumulation units in one subaccount into a cash value, which we then convert into accumulation units of the second subaccount.

                                                                   17 PROSPECTUS

---------------------------------
                  Keeping the policy in force

This section includes a description of the policy provisions that determine if the policy will remain in force or lapse (terminate). It is important that you understand them so the appropriate premium payments are made to ensure that insurance coverage meets your objectives.

If you wish to have a guarantee that the policy will remain in force until the youngest insured's attained insurance age 100 regardless of investment performance, you should pay at least the DBG-100 premiums.

If you wish to pay a lower premium and are satisfied to have a guarantee that the policy will remain in force until the youngest insured's attained insurance age 85 (or 15 policy years, if later) regardless of investment performance, you should pay at least the DBG-85 premiums.

If you wish to pay yet a lower premium and are not concerned with a long-term guarantee that the policy will remain in force regardless of investment performance, you can pay premiums so that the cash surrender value on each monthly date is sufficient to pay the monthly deduction. However, during the minimum initial premium period, you must pay at least the minimum initial premium until the policy value is greater than the surrender charge and the cash surrender value is sufficient to pay the monthly deduction.

DEATH BENEFIT GUARANTEE TO AGE 85

The DBG-85 provides that your policy will remain in force until the youngest insured reaches attained insurance age 85 (or 15 policy years, if later) even if the cash surrender value is insufficient to pay the monthly deduction. The DBG-85 will remain in effect, as long as:

- the sum of premiums paid minus

- partial surrenders; minus

18 PROSPECTUS

- outstanding indebtedness; equals or exceeds

- the DBG-85 premiums due since the policy date.

The DBG-85 premium is shown in the policy.

If, on a monthly date, you have not paid enough premiums to keep the DBG-85 in effect, an additional period of 61 days will be allowed for you to pay a premium sufficient to bring your total up to the required minimum. If you do not pay this amount within 61 days, the DBG-85 will terminate. Your policy will also lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction and the minimum initial premium period is not in effect. Although the policy can be reinstated as explained below, the DBG-85 cannot be reinstated.

DEATH BENEFIT GUARANTEE TO AGE 100

The DBG-100 provides that your policy will remain in force until the youngest insured's attained insurance age 100 even if the cash surrender value is insufficient to pay the monthly deduction. The DBG-100 will remain in effect, as long as:

- the sum of premiums paid minus

- partial surrenders; minus

- outstanding indebtedness; equals or exceeds

- the DBG-100 premiums due since the policy date.

The DBG-100 premium is shown in the policy.

If, on a monthly date, you have not paid enough premiums to keep the DBG-100 in effect, an additional period of 61 days will be allowed for you to pay a premium sufficient to bring your total up to the required minimum. If you do not pay this amount within 61 days, the DBG-100 will terminate. If you have paid sufficient premiums, the DBG-85 will be in effect. If the DBG-85 and DBG-100 are not in effect, your policy will lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction and the minimum initial premium period is not in effect. Although the policy can be reinstated as explained below, the DBG-100 cannot be reinstated.

MINIMUM INITIAL PREMIUM PERIOD

To allow you to purchase this policy for the lowest premium possible, you may choose to pay only the minimum initial premium during the minimum initial premium period as long as the policy value minus indebtedness equals or exceeds the monthly deduction. The policy will not enter the grace period during the minimum initial premium period as shown in your policy under "Policy Data," if:

1. on a monthly date, the policy value minus indebtedness equals or exceeds the monthly deduction for the policy month following such monthly date; and

2. the sum of all premiums paid, minus any partial surrenders, and minus any indebtedness equals or exceeds the minimum initial premium, as shown in your policy under "Policy Data," times the number of months since the policy date, including the current month.

The minimum initial period is

    4 years if the youngest insured's insurance age is 20-29
    3 years if the youngest insured's insurance age is 30-39
    2 years if the youngest insured's insurance age is 40-49
    1 year if the youngest insured's insurance age is 50 and over

GRACE PERIOD

If the cash surrender value of the policy becomes less than that needed to pay the monthly deduction and neither of the death benefit guarantees nor the minimum initial premium period is in effect, you will have 61 days to pay the required premium amount. If the required premium is not paid, the policy will lapse.

IDS Life will mail a notice to your last known address, requesting payment of the premium needed so that the next three monthly deductions can be made. If we receive this premium before the end of the 61-day grace period, we will use the payment to pay all monthly deductions and any other charges then due. Any balance will be added to the policy value and allocated in the same manner as other premium payments.

                                                                   19 PROSPECTUS

                  Keeping the policy in force

If a policy lapses with outstanding indebtedness, any excess of the outstanding indebtedness over the premium paid generally will be taxable to the owner. (See "Federal taxes.") If the last surviving insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit.

REINSTATEMENT

Your policy may be reinstated within five years after it lapses, unless you surrendered it for cash. To reinstate, IDS Life will require:

- a written request;

- evidence satisfactory to IDS Life that both insureds remain insurable or evidence for the last surviving insured and due proof that the first death occurred before the date of lapse;

- payment of a premium that will keep the policy in force for at least three months (one month in Virginia);

- payment of the monthly deductions that were not collected during the grace period; and

- payment or reinstatement of any indebtedness.

The effective date of a reinstated policy will be the monthly date on or next following the day IDS Life accepts your application for reinstatement. The suicide period (see "Proceeds payable upon death") will apply from the effective date of reinstatement (except in Georgia, Oklahoma, Tennessee, Utah and Virginia). Surrender charges will also be reinstated.

IDS Life will have two years from the effective date of reinstatement (except in Virginia) to contest the truth of statements or representations in the reinstatement application.

20 PROSPECTUS

---------------------------------
                  Loads, fees and charges

Policy charges compensate IDS Life for:

- providing the insurance benefits of the policy;

- issuing the policy;

- administering the policy;

- assuming certain risks in connection with the policy; and

- distributing the policy.

We deduct some of these charges from your premium payments. We deduct others periodically from your policy value in the fixed account and/or subaccounts. We may also assess a charge if you surrender your policy or the policy lapses.

PREMIUM EXPENSE CHARGE

We deduct this charge from each premium payment. The amount remaining after the deduction, called the net premium, is credited to the account(s) you have selected. The premium expense charge has three parts:

SALES CHARGE: 7.25% of all premiums paid. Partially compensates IDS Life for expenses in distributing the policy, including agents' commissions, advertising and printing of prospectuses and sales literature.

PREMIUM TAX CHARGE: 2.5% of each premium payment. Compensates IDS Life for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies. All policies in all states are charged the average rate of 2.5% even though state premium taxes vary from 2.0% to 3.5%. This 2.5% rate may be different than the actual premium tax IDS Life expects to pay in your state.

FEDERAL TAX CHARGE: 1.25% of each premium payment. Compensates IDS Life for paying Federal taxes resulting from the sale of the policy and is a reasonable charge in relation to IDS Life's federal tax burden. IDS Life reserves the right to change the amount of this charge (except in Oregon) if applicable federal law changes IDS Life's federal tax burden.

MONTHLY DEDUCTION

On each monthly date we deduct from the value of your policy in the fixed account and/or subaccounts an amount equal to the sum of:

1. the cost of insurance for the policy month;

2. the policy fee shown in your policy; and

3. charges for any optional insurance benefits provided by rider for the policy month.

We explain each of the three components below.

You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% will be taken from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by written request.

We will take monthly deductions from the fixed account and the subaccounts on a pro rata basis if:

- you do not specify the accounts from which the monthly deduction is to be taken;

- the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified.

                                                                   21 PROSPECTUS

                  Loads, fees and charges

If the cash surrender value of your policy is not enough to pay the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the DBG-85, DBG-100 or the minimum initial premium period is in effect. (See "Death benefit guarantee to age 85, Death benefit guarantee to age 100, Minimum initial premium period;" also "Grace period" and "Reinstatement.")

COMPONENTS OF THE MONTHLY DEDUCTION:

1.  COST OF INSURANCE: the cost providing the death benefit under your policy.

The cost of insurance for a policy month is calculated as:

                             [a  X  (b - c)]  +  d

where:

(a) IS THE MONTHLY COST OF INSURANCE RATE based on each insureds insurance age, duration of coverage, sex (unless unisex rates are required by law) and risk classification. Generally, the cost of insurance rate will increase as the attained insurance age of each insured increases.

We set the rates based on our expectations as to future mortality experience. We may change the rates from time to time; any change will apply to all individuals of the same risk classification. However, rates will not exceed the Guaranteed Maximum Cost of Insurance Rates shown in your policy, which are based on the 1980 Commissioners Standard Ordinary Smoker or Nonsmoker Mortality Tables, Age Last Birthday.

(b) IS THE DEATH BENEFIT on the monthly date divided by 1.0032737 (which reduces IDS Life's net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%).

(c) IS THE POLICY VALUE on the monthly date. At this point, the policy value has been reduced by the policy fee and any charges for optional riders.

(d) IS ANY FLAT EXTRA INSURANCE CHARGES we assess as a result of special underwriting considerations.

2. POLICY FEE: $30 per month for the first 15 policy years. This charge reimburses IDS Life for expenses of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records; and of administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners. IDS Life does not expect to make any profit on this charge. We reserve the right to change the charge in the future, but guarantee that it will never exceed $30 per month.

3. OPTIONAL INSURANCE BENEFIT CHARGES: charges for any optional benefits added to the policy by rider. (See "Optional insurance benefits.")

SURRENDER CHARGE

If you surrender your policy or the policy lapses during the first 15 policy years, we will assess a surrender charge. The surrender charge is a contingent deferred issue and administration expense charge. It reimburses IDS Life for costs of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records. IDS Life does not expect to make a profit on this charge. This

22 PROSPECTUS
charge is $4 per thousand dollars of initial specified amount. It remains level during the first five policy years and then decreases monthly until it is zero at the end of 15 policy years.

PARTIAL SURRENDER FEE

If you surrender part of the value of your policy, you will be charged $25 (or 2% of the amount surrendered, if less). This fee is guaranteed not to increase for the duration of your policy.

MORTALITY AND EXPENSE RISK CHARGE

This charge applies only to the subaccounts and not to the fixed account. It is equal, on an annual basis, to 0.9% of the daily net asset value of the subaccounts -- a level guaranteed for the life of the policy. Computed daily, the charge compensates
IDS Life for:

    - MORTALITY RISK -- the risk that the cost of insurance charge will be insufficient to meet actual claims.

    - EXPENSE RISK -- the risk that the policy fee and the contingent deferred issue and administration expense charge (described above) may be insufficient to cover the cost of administering the policy.

Any profit from the mortality and expense risk charge would be available to IDS Life for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the sales charge discussed earlier. Any further deficit will have to be made up from IDS Life's general assets.

FUND EXPENSES

The investment managers and advisors receive fees for their services to the funds. The funds also pay taxes, brokerage commissions and nonadvisory expenses, such as custodian and trustee fees, registration fees for shares, postage, fidelity and security bond costs, legal fees and other miscellaneous fees and charges. The table below will help you understand the expenses that the funds pay.

                                                                   23 PROSPECTUS

                  Loads, fees and charges

ANNUAL OPERATING EXPENSES OF THE FUNDS

(as a percentage of average daily net assets)

                                IDS LIFE       IDS LIFE       IDS LIFE       IDS LIFE
                                SERIES FUND-   SERIES FUND-   SERIES FUND-   SERIES FUND-
                                EQUITY         INCOME         MONEY MARKET   MANAGED
                                PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO

Management fees                 0.70%          0.70%          0.50%          0.70%

12b-1 fees                      --             --             --             --

Other expenses                  0.02           0.04           0.10           0.02

Total                           0.72%**        0.74%**        0.60%**        0.72%**

                                IDS LIFE         IDS LIFE
                                SERIES FUND-     SERIES FUND-                    PUTNAM VT NEW
                                GOVERNMENT       INTERNATIONAL                   OPPORTUNITIES
                                SECURITIES       EQUITY           AIM V.I.       FUND
                                (AFTER EXPENSE   (AFTER EXPENSE   GROWTH AND     CLASS IA
                                LIMITATION)      LIMITATION)      INCOME FUND    SHARES

Management fees                 0.70%            0.95%            0.61%          0.56%

12b-1 fees                      --               --               --             --

Other expenses                  0.10*            0.10*            0.04           0.05

Total                           0.80%**          1.05%**          0.65%***       0.61%***

  * IDS Life has agreed to a voluntary limit of 0.1%, on an annual basis, of the average daily net assets of each of the IDS Life Series Fund Portfolios for other expenses like taxes and brokerage commissions and for nonadvisory expenses. If the 0.1% limitation had not been in place, these other expenses would have been 0.19% for IDS Life Series Fund-Government Securities Portfolio and 0.11% for IDS Life Series Fund-International Equity Portfolio. IDS Life reserves the right to discontinue limiting these other expenses at 0.1%. However, its present intention is to continue the limit until the time that actual expenses are less than the limit

 **  Annual operating expenses at April 30, 1998

***  Annual operating expenses at Dec. 31, 1998

IDS Life has entered into certain agreements under which it is compensated by the advisors and/or distributors of the AIM V.I. Growth and Income Fund and Putnam VT New Opportunities Fund for the administrative services it provides to these funds.

OTHER INFORMATION ON CHARGES:

IDS Life may reduce or eliminate various fees and charges when we incur lower sales costs and/or perform fewer administrative services than usual.

24 PROSPECTUS

---------------------------------
                  Policy value

The value of your policy is the sum of values in the fixed account and each subaccount of the variable account.

FIXED ACCOUNT VALUE

The value in the fixed account on the policy date (when the policy is issued) equals the portion of your initial net premium that you have allocated to the fixed account, plus interest accrued before the policy date, minus the portion of the monthly deduction for the first policy month that you have allocated to the fixed account.

On any later date, the value in the fixed account equals:

- the value on the previous monthly date; plus

- net premiums allocated to the fixed account since the last monthly date; plus

- any transfers to the fixed account from the subaccounts, including loan transfers, since the last monthly date; plus

- accrued interest on all of the above; minus

- any transfers from the fixed account to the subaccounts, including loan repayment transfers, since the last monthly date; minus

- any partial surrenders or partial surrender fees allocated to the fixed account since the last monthly date; minus

                                                                   25 PROSPECTUS

                  Policy value

- interest on any transfers or partial surrenders, from the date of the transfer or surrender to the date of calculation; minus
- any portion of the monthly deduction for the coming month that is allocated to the fixed account if the date of calculation is a monthly date.

SUBACCOUNT VALUES

The value in each subaccount changes daily, depending on the investment performance of the fund in which that subaccount invests and on other factors detailed below. There is no guaranteed minimum subaccount value. You, as owner, bear the entire investment risk.

CALCULATION OF SUBACCOUNT VALUE: The value in each subaccount on the policy date equals the portion of your initial net premium allocated to that subaccount plus interest accrued before the policy date, minus the portion of the monthly deduction for the first policy month that you have allocated to that subaccount. The value of each subaccount on each subsequent valuation date equals:
- the value of the subaccount on the preceding valuation date, multiplied by the net investment factor for the current valuation period (explained below); plus
- net premiums received and allocated to the subaccount during the current valuation period; plus
- any transfers to the subaccount (from the fixed account or other subaccounts, including loan repayment transfers) during the period; minus
- any transfers from the subaccount including loan transfers during the current valuation period; minus
- any partial surrenders and partial surrender fees allocated to the subaccount during the period; minus
- any portion of the monthly deduction allocated to the subaccount during the period.

The net investment factor measures the investment performance of a subaccount from one valuation period to the next. Because performance may fluctuate, the value of a subaccount may increase or decrease from day to day.

ACCUMULATION UNITS: The policy value allocated to each subaccount is converted into accumulation units. Each time you direct a premium payment or transfer policy value into one of the subaccounts, a certain number of accumulation units are credited to your policy for that subaccount. Conversely, each time you take a partial surrender or transfer value out of a subaccount, a certain number of accumulation units are subtracted.

Accumulation units are the true measure of investment value in each subaccount. For subaccounts investing in the funds, they're related to, but not the same as, the net asset value of the corresponding fund. The dollar value of each accumulation unit can rise or fall daily, depending on the investment performance of the underlying fund and on certain charges. Here's how unit values are calculated:

NUMBER OF UNITS: To calculate the number of units for a particular subaccount, we divide your investment (net premium or transfer amount) by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current value for each subaccount equals the last value times the current net investment factor.

NET INVESTMENT FACTOR: Determined at the end of each valuation period, this factor equals
                              (a DIVIDED BY b) - c,
where:

(a) equals:
- net asset value per share of the fund; plus
- per-share amount of any dividend or capital gain distribution made by the relevant fund to the subaccount; plus
- any credit or minus any charge for reserves to cover any tax liability resulting from the investment operations of the subaccount.

(b) equals:
- net asset value per share of the fund at the end of the preceding valuation period; plus
- any credit or minus any charge for reserves to cover any tax liability in the preceding valuation period.

(c) is a percentage factor representing the mortality and expense risk charge, as described in "Loads, fees and charges," above.

26 PROSPECTUS

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS:
Accumulation units may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:
- additional purchase payments allocated to the subaccounts;
- transfers into or out of the subaccount(s);
- partial surrenders and partial surrender fees;
- surrender charges; and/or
- monthly deductions

Accumulation unit values will fluctuate due to:
- changes in underlying funds(s) net asset value;
- dividends distributed to the subaccount(s);
- capital gains or losses of underlying funds;
- fund operating expenses; and/or
- mortality and expense risk charges.

                                                                   27 PROSPECTUS

---------------------------------
                  Proceeds payable upon death

We will pay a benefit to the beneficiary of the policy when the last surviving insured dies.

If that death is prior to the youngest insured's attained insurance age 100, the amount payable is based on the specified amount and death benefit option you have selected, as described below, less any indebtedness.

If the last surviving insured's death is on or after the youngest insured's attained insurance age 100, the amount payable is the cash surrender value.

OPTION 1 (LEVEL AMOUNT): Under this option, the policy's value is part of the specified amount. The Option 1 death benefit is the greater of:

- the specified amount on the date of the last surviving insured's death; or

- the applicable percentage of the policy value on the date of the last surviving insured's death, if that death occurs on a valuation date, or on the next valuation date following the date of death. (See table below.)

Youngest insured's attained insurance age in the table below refers to the youngest life insured or the age such person would have reached.

APPLICABLE PERCENTAGE TABLE

YOUNGEST                                              YOUNGEST
INSURED'S                       APPLICABLE            INSURED'S             APPLICABLE
ATTAINED                        PERCENTAGE OF         ATTAINED              PERCENTAGE OF
INSURANCE                       POLICY                INSURANCE             POLICY
AGE                             VALUE                 AGE                   VALUE

40 or younger                   250%                  61                    128%
41                              243                   62                    126
42                              236                   63                    124
43                              229                   64                    122
44                              222                   65                    120
45                              215                   66                    119
46                              209                   67                    118
47                              203                   68                    117
48                              197                   69                    116
49                              191                   70                    115
50                              185                   71                    113
51                              178                   72                    111
52                              171                   73                    109
53                              164                   74                    107
54                              157                   75 - 95               105
55                              150                   96                    104
56                              146                   97                    103
57                              142                   98                    102
58                              138                   99                    101
59                              134                   100                   100
60                              130

The percentage is designed to ensure that the policy meets the provisions of Federal tax law, which require a minimum death benefit in relation to policy value for your policy to qualify as life insurance.

28 PROSPECTUS

OPTION 2 (VARIABLE AMOUNT): Under this option, the policy value is added to the specified amount. The Option 2 death benefit is the greater of:

- the policy value plus the specified amount; or

- the applicable percentage of policy value on the date of the last surviving insured's death, if that death occurs on a valuation date, or on the next valuation date following the date of death. (See table above.)

 EXAMPLES:                                OPTION 1    OPTION 2

specified amount                          $1,000,000  $1,000,000

policy value                                 $50,000     $50,000

death benefit                             $1,000,000  $1,050,000

policy value increases to                    $80,000     $80,000

death benefit                             $1,000,000  $1,080,000

policy value decreases to                    $30,000     $30,000

death benefit                             $1,000,000  $1,030,000

If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option
1. Under Option 1, the cost of insurance is lower because IDS Life's net amount at risk is generally lower; for this reason, the monthly deduction is less, and a larger portion of your premiums and investment returns is retained in the policy value.

CHANGE IN DEATH BENEFIT OPTION

You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.

IF YOU CHANGE FROM OPTION 1 TO OPTION 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting specified amount would fall below the minimum amount shown in policy.

IF YOU CHANGE FROM OPTION 2 TO OPTION 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.

An increase or decrease in specified amount resulting from a change in the death benefit option will affect the following cost:

- Monthly deduction because the cost of insurance depends upon the specified amount.

- Minimum monthly premium

- Charges for certain optional insurance benefits.

The surrender charge will not be affected.

                                                                   29 PROSPECTUS

                  Proceeds payable upon death

CHANGES IN SPECIFIED AMOUNT

Subject to certain limitations, you may make a written request to decrease the specified amount at any time. Decreases in specified amount may have tax implications, discussed in the section "Modified endowment contracts" under "Federal taxes."

DECREASES: Any decrease in specified amount will take effect on the monthly anniversary on or next following our receipt of your written request. The specified amount remaining after the decrease may not be less than the minimum specified amount shown in the policy. If, following a decrease in specified amount, the policy would no longer qualify as life insurance under federal tax law, the decrease may be limited to the extent necessary to meet these requirements.

A decrease in specified amount will affect your costs as follows:

- Your monthly deduction will decrease because the cost of insurance charge depends on the specified amount.

- Charges for certain optional insurance benefits may decrease.

- The surrender charge will not change.

No surrender charge is imposed when you request a decrease in the specified amount.

INCREASES: Increases in specified amount are not permitted. If you wish to purchase additional insurance, you should purchase an additional policy. Currently, we do not charge the policy fee for the additional policy.

MISSTATEMENT OF AGE OR SEX

If an insured's age or sex has been misstated, the proceeds payable upon the last surviving insured's death will be:

- the policy value on the date of death; plus

- the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus

- the amount of any outstanding indebtedness on the date of death.

SUICIDE

If either of the insureds dies by suicide while sane or insane within two years from the policy date, the only amount payable will be the premiums paid, minus the amount of any outstanding indebtedness. The policy will terminate as of the date of the first death by suicide.

In Colorado and North Dakota, the suicide period is shortened to one year. In Missouri, IDS Life must prove that the insured intended to commit suicide at the time he or she applied for coverage.

BENEFICIARY

Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving written notice to IDS Life, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the last surviving insured, the beneficiary will be you or your estate.

30 PROSPECTUS

---------------------------------
                  Transfers between the fixed account and subaccounts

You may transfer policy values from one subaccount to another or between subaccounts and the fixed account. For most transfers, we will process your transfer request at the end of the valuation period during which your request is received. There is no charge for transfers. Before transferring policy value, you should consider the risks involved in switching investments.

We may suspend or modify the transfer privilege at any time. Transfers involving the fixed account are subject to the restrictions below.

FIXED ACCOUNT TRANSFER POLICIES

- You must make transfers from the fixed account during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods.

- If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.

- If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.

- We will not accept requests for transfers from the fixed account at any other time.

- If you have made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy's right to exchange provision. (See "Exchange right.")

MINIMUM TRANSFER AMOUNTS

From a subaccount to another subaccount or the fixed account:

For mail and phone transfers, $250 or the entire subaccount balance, whichever is less.

For automated transfers, $50.

From the fixed account to a subaccount: $250 or the entire fixed account balance minus any outstanding indebtedness, whichever is less.

For automated transfers, $50.

MAXIMUM TRANSFER AMOUNTS

From a subaccount to another subaccount or the fixed account: None.

From the fixed account to a subaccount: Entire fixed account balance minus any outstanding indebtedness.

MAXIMUM NUMBER OF TRANSFERS PER YEAR

We reserve the right to limit mail and telephone transfers to five per policy year. Twelve automated transfers per policy year are allowed.

                                                                   31 PROSPECTUS

                  Transfers between the fixed account and subaccounts

TWO WAYS TO REQUEST A TRANSFER, LOAN OR SURRENDER

Provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer, loan or partial surrender.

----------------------------------------------------------------------------------------------------------
---
1
BY LETTER
                        REGULAR MAIL:                             EXPRESS MAIL:
                        IDS Life Insurance Company                IDS Life Insurance Company
                        P.O. Box 499                              733 Marquette Ave.
                        Minneapolic, MN 55440-1499                Minneapolis, MN 55402

----------------------------------------------------------------------------------------------------------
---
2
BY PHONE
                        Call between 7 a.m. and 6 p.m. Central Time:
                        1-800-437-0602 (toll free) or
                        (612) 671-4738 (Minneapolis/St. Paul area)
                        TTY service for the hearing impaired:
                        1-800-285-8846 (toll free)

- We answer phone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use mail procedure as an alternative.

- We will honor any telephone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and tape recording calls. As long as we follow these procedures, neither IDS Life nor its affiliates will be liable for any loss resulting from fraudulent requests.

- We make telephone transfers, loans and partial surrenders available automatically. If you do not want telephone transfers, loans and partial surrenders to be made from your account, please write to IDS Life and tell us.

AUTOMATED TRANSFERS

In addition to written and phone requests, you can arrange to have policy value transferred from one account to another automatically. Your financial advisor can help you set up an automated transfer.

AUTOMATED TRANSFER POLICIES:

- Minimum automated transfer: $50

- Only one automated transfer arrangement can be in effect at any time. You can transfer policy values TO one or more subaccounts and the fixed account, but you can be transfer FROM only one account.

- You can start or stop this service by written request. You must allow seven days for us to change any instructions that currently are in place.

- You cannot make automated transfers from the fixed account in an amount that, if continued, would deplete the fixed account within 12 months.

32 PROSPECTUS

- If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.

- If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.

- If the value of the account from which you are transferring policy value is less than the $50 minimum, we will stop the transfer arrangement automatically.

- Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts.

AUTOMATED DOLLAR-COST AVERAGING

You can use automated transfers to take advantage of dollar-cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit value, caused by fluctuations in the market value(s) of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.
By investing an
equal number of
dollars each month...
you automatically
buy more units when
the per unit market
price is low...
and fewer units
when the per unit
market price is high.

HOW DOLLAR-COST AVERAGING WORKS

                                     AMOUNT      ACCUMULATION    NUMBER OF UNITS
MONTH                                INVESTED    UNIT VALUE      PURCHASED

Jan                                     $100          $20              5.00

Feb                                      100           16              6.25

Mar                                      100            9             11.11

Apr                                      100            5             20.00

May                                      100            7             14.29

June                                     100           10             10.00

July                                     100           15              6.67

Aug                                      100           20              5.00

Sept                                     100           17              5.88

Oct                                      100           12              8.33

You have paid an average price of only $10.81 per unit over the 10 months, while the average market price actually was $13.10.

Dollar-cost averaging does not guarantee that any variable subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

                                                                   33 PROSPECTUS

---------------------------------
                  Policy loans

You may borrow against your policy by written or telephone request. (See chart under "Transfers between the fixed account and subaccounts" for address and phone numbers for your requests.) We will process your loan request at the end of the valuation period during which we receive your request. (Loans by telephone are limited to $50,000.)

INTEREST RATE:
The interest rate for policy loans is 6% per year. After the policy's 10th anniversary we expect to reduce the loan interest rate to 4% per year. Interest is charged daily and due at the end of the policy year.

MINIMUM LOAN:
$500 ($200 for Connecticut residents) or the remaining loan value, whichever is less.

MAXIMUM LOAN:

- In Texas, 100% of the policy value in the fixed account, minus a pro rata portion of surrender charges.

- In Virginia, 90% of the policy value minus surrender charges.

- In Alabama, 100% of the policy value minus surrender charges.

- In all other states, 85% of the policy value minus surrender charges.

We will compute the maximum loan value as of the end of the valuation period during which we receive your loan request. The amount available at any time for a new loan is the maximum loan value less any existing indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next policy anniversary and monthly deductions that we will take until the next policy anniversary.

PAYMENT OF LOANED FUNDS:
Generally, we will pay loans within seven days after we receive your request (with certain exceptions -- see "Deferral of payments," under "Payment of policy proceeds").

ALLOCATION OF LOANS TO ACCOUNTS:
If you do not specify whether the loan is to come from the fixed account or the subaccounts, we will take it from the subaccounts and the fixed account in proportion to their values, minus indebtedness. When a loan is made from a subaccount, accumulation units are redeemed and the proceeds transferred into the fixed account. We will credit the policy value loaned with 4% annual interest.

REPAYMENTS:
We will allocate loan repayments to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $50.

OVERDUE INTEREST:
If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take such interest from the fixed account and/or subaccounts, using the monthly deduction

34 PROSPECTUS
allocation percentages. If the value in the fixed account or any subaccount is not enough to pay the interest so allocated, we will take all of the interest from all of the accounts in proportion to their value, minus indebtedness.

EFFECTS OF POLICY LOANS:
If you do not repay your loan, it will reduce the death benefit and policy value. Even if you do repay it, your loan can have a permanent effect on death benefits and policy values, because money borrowed against the subaccounts will not share in the investment results of the relevant fund(s).

A loan may terminate the DBG-85, the DBG-100 or the minimum initial premium period. The loan amount is deducted from total premiums paid, which may reduce the total below the level required to keep the DBG-85, the DBG-100 or the minimum initial premium period in effect.

TAXES:
If your policy lapses or you surrender it with an outstanding indebtedness, and the amount of outstanding indebtedness plus the cash surrender value is more than the sum of premiums you paid, you generally will be liable for taxes on the excess. (See "Federal taxes.")

                                                                   35 PROSPECTUS

------------------------------
                  Policy surrenders

You may surrender your policy in full or in part by written or telephone request. (See chart under "Transfers between the fixed account and subaccounts.") We will process your surrender request at the end of the valuation period during which your request is received. We may require that you return your policy.

We will normally process your payment within seven days; however, we reserve the right to defer payment. (See "Deferral of payments," under "Payment of policy proceeds.")

TOTAL SURRENDERS

If you totally surrender your policy, you receive its cash surrender value -- the policy value minus outstanding indebtedness and applicable surrender charges. (See "Loads, fees and charges.") We will compute the value of each subaccount as of the end of the valuation period during which we receive your request.

PARTIAL SURRENDERS

After the first policy year, you may surrender any amount from $500 up to 85% of the policy's cash surrender value. (Partial surrenders by telephone are limited to $50,000.) You will be charged a partial surrender fee, described under "Loads, fees and charges."

ALLOCATION OF PARTIAL SURRENDERS

Unless you specify otherwise, IDS Life will make partial surrenders from the fixed account and subaccounts in proportion to their values at the end of the valuation period during which your request is received. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

EFFECTS OF PARTIAL SURRENDERS

- A partial surrender will reduce the policy value by the amount of the partial surrender and fee.

- A partial surrender will reduce the death benefit by the amount of the partial surrender and fee, or, if the death benefit is based on the applicable percentage of policy value, by an amount equal to the applicable percentage times the amount of the partial surrender.

- A partial surrender may terminate the DBG-85, the DBG-100 or the minimum initial premium period. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the DBG-85, the DBG-100 or the minimum initial premium period in effect.

- If Option 1 is in effect, a partial surrender will reduce the specified amount by the amount of the partial surrender and fee.

Because they reduce the specified amount, partial surrenders may affect the cost of insurance. IDS Life will not allow a partial surrender if it would reduce the specified amount below the required minimum. (See "Decreases" under "Proceeds payable upon death.")

- If Option 2 is in effect, a partial surrender does not affect the specified amount.

36 PROSPECTUS

TAXES

Upon surrender, you will generally be liable for taxes on any excess of the cash surrender value plus outstanding indebtedness over the premium paid. (See "Federal taxes.")

EXCHANGE RIGHT

For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We will automatically credit all future premium payments to the fixed account unless you request a different allocation.

A transfer for this purpose will not count against the five-transfers-per-year limit. Also, we will waive any restrictions on transfers into the fixed account for this type of transfer.

There is no effect on the policy's death benefit, specified amount, net amount at risk, risk classification(s) or issue age. Only the method of funding the policy value will be affected.

                                                                   37 PROSPECTUS

------------------------------
                  Optional insurance benefits

You may choose to add the following benefits to your policy at an additional cost, in the form of riders (if you meet certain requirements). More detailed information on these benefits is in your policy.

FOUR-YEAR TERM INSURANCE RIDER (FYT)

FYT provides four-year term insurance. An additional death benefit is paid if both insureds die during the first four years of the policy.

POLICY SPLIT OPTION RIDER (PSO)

PSO permits a policy to be split into two individual permanent plans of life insurance then offered by IDS Life for exchange, one on the life of each insured, upon the occurrence of a divorce of the insureds or certain changes in federal estate tax law. (See "Federal taxes.")

38 PROSPECTUS

---------------------------------
                  Payment of policy proceeds

Proceeds will be paid when:

- you surrender the policy; or

- the last surviving insured dies.

We pay all proceeds by check. We will compute the amount of the death benefit and pay it in a single sum unless you select one of the payment options below. We will pay interest at a rate not less than 4% per year (8% in Arkansas, 11% in Florida) on single sum death proceeds, from the date of the last surviving insured's death to the settlement date (the date on which proceeds are paid in a lump sum or first placed under a payment option).

PAYMENT OPTIONS:
During an insured's lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. (The beneficiary may also select a payment option, unless you say that he or she can't.) You decide how much of the proceeds will be placed under each option (minimum:
$5,000). Any such amount will be transferred to IDS Life's general account. Unless we agree otherwise, payments under all options must be made to a natural person.

You may also make a written request to us to change a prior choice of payment option or, if we agree to elect a payment option other than the three below, if we agree.

If you elect a payment option for pre-death proceeds, payments under this option may be subject to federal income tax as ordinary income. If you elect Option A, the full pre-death proceeds will be taxed as a full surrender as described in "Taxation of policy proceeds" and may also be subject to an additional 10% penalty tax if the policy is a modified endowment. The interest paid under Option A will be ordinary income subject to income tax in the year earned. The interest payments will not be subject to the 10% penalty tax.

If you elect Option B or Option C for payment of pre-death proceeds, any indebtedness at the time of election will be taxed as a partial surrender as described in "Taxation of policy proceeds" and may also be subject to an additional 10% penalty tax if the policy is a modified endowment. The remainder of the proceeds will be used to make payments under the option elected. A portion of each payment will be taxed as ordinary income and a portion of each payment will be considered a return of the investment in the policy and will not be taxed. We describe an owner's investment in the policy in "Taxation of policy proceeds." All payments made after the investment in the policy is fully recovered will be subject to tax. Amounts paid under Option B or Option C that are subject to tax may also be subject to an additional 10% penalty tax. (See "Penalty tax" under "Federal Taxes.")

Death benefit proceeds applied to any payment option are not considered part of the beneficiary's income and thus are not subject to federal income tax. Payments of interest under Option A will be ordinary income subject to tax. Under Option B or Option C, a portion of each payment will be ordinary income subject to tax, and a portion of each payment will be considered a return of the beneficiary's investment in the policy. The beneficiary's investment in the policy is the death benefit proceeds applied to the payment option. All payments made after the investment in the policy is fully recovered will be subject to tax.

                                                                   39 PROSPECTUS

                  Payment of policy proceeds

OPTION A -- INTEREST PAYMENTS We will pay interest on any proceeds placed under this option at a rate of 3% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all of the proceeds that remain, or you may place them under a different payment option approved by us.

OPTION B -- PAYMENTS FOR A SPECIFIED PERIOD: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

PAYMENT PERIOD   MONTHLY PAYMENT PER $1,000
(YEARS)          PLACED UNDER OPTION B

      10                    $9.61

      15                     6.87

      20                     5.51

      25                     4.71

      30                     4.18

We will furnish monthly amounts for other payment periods at your request, without charge.

OPTION C -- LIFETIME INCOME: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for 10, 15 or 20 years. The amount of each monthly payment per $1,000 placed under this option will be based on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and adjusted age of the payee on that date. Adjusted age means the age of the payee (on the payee's last birthday) minus an adjustment as follows:

CALENDAR YEAR OF                CALENDAR YEAR OF
PAYEE'S BIRTH      ADJUSTMENT   PAYEE'S BIRTH      ADJUSTMENT

Before 1920             0       1945 - 1949             6

1920 - 1924             1       1950 - 1959             7

1925 - 1929             2       1960 - 1969             8

1930 - 1934             3       1970 - 1979             9

1935 - 1939             4       1980 - 1989            10

1940 - 1944             5       After 1989             11

40 PROSPECTUS

The amount of each monthly payment per $1,000 placed under this option will not be less than amounts shown in the next table.

We will furnish monthly amounts for any adjusted age not shown at your request, without charge.

ADJUSTED
  AGE                    LIFE INCOME PER $1,000 WITH
 PAYEE                     PAYMENTS GUARANTEED FOR
-------------------------------------------------------------------

                10 YEARS            15 YEARS           20 YEARS
           MALE       FEMALE    MALE     FEMALE    MALE     FEMALE
-------------------------------------------------------------------

   50      $4.22       $3.89    $4.17     $3.86    $4.08     $3.82

   55       4.62        4.22     4.53      4.18     4.39      4.11

   60       5.14        4.66     4.96      4.57     4.71      4.44

   65       5.81        5.22     5.46      5.05     5.02      4.79

   70       6.61        5.96     5.96      5.60     5.27      5.12

   75       7.49        6.89     6.38      6.14     5.42      5.35

DEFERRAL OF PAYMENTS:

We reserve the right to defer payments of cash surrender value, policy loans or variable death benefits in excess of the specified amount if:

- the payments derive from a premium payment made by a check that has not cleared the banking system (good payment has not been collected);

- the NYSE is closed (other than customary weekend and holiday closings);

- in accordance with SEC rules, trading on the NYSE is restricted or, because of an emergency, it is not practical to dispose of securities held in the subaccount or determine the value of the subaccount's net assets.

We may delay the payment of any loans or surrenders from the fixed account up to six months from the date we receive the request. If we postpone the payment of surrender proceeds more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 3% for the period of postponement.

                                                                   41 PROSPECTUS

---------------------------------
                  Federal taxes

The following is a general discussion of the policy's federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation as well as IDS Life's tax status, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of federal income tax laws as the Internal Revenue Service (IRS) currently interprets them; both the laws and their interpretation may change.

The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. IDS Life reserves the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.

IDS LIFE'S TAX STATUS

IDS Life is taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of IDS Life, although their operations are treated separately in accounting and financial statements. Investment income from the subaccounts is reinvested and becomes part of the subaccounts' value. This investment income, including realized capital gains, is not taxed to IDS Life, and therefore no charge is made against the subaccounts for federal income taxes. IDS Life reserves the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance contracts or in IDS Life's tax status as we currently understand it.

TAXATION OF POLICY PROCEEDS

The death benefit is not considered part of the beneficiary's income and thus is not subject to federal income taxes. When the proceeds are paid after the youngest insured's attained insurance age 100, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income. Part or all of any pre-death proceeds received through full surrender, lapse, partial surrender, policy loan or assignment of policy value, or payment options may be subject to federal income tax as ordinary income. (See the following table.) In some cases, the tax liability depends on whether the policy is a modified endowment (explained following the table). The taxable amount may also be subject to an additional 10% penalty tax if the policy is a modified endowment.

42 PROSPECTUS

 SOURCE OF PROCEEDS                                 TAXABLE PORTION OF PRE-DEATH PROCEEDS
FULL SURRENDER:                                     Amount received plus any indebtedness, minus your
                                                    investment in the policy.*
------------------------------------------------------------------------------------------------------
LAPSE:                                              Any outstanding indebtedness minus your investment
                                                    in the policy.*
------------------------------------------------------------------------------------------------------
PARTIAL SURRENDERS                                  Lesser of:
(MODIFIED ENDOWMENTS):                              the amount received or policy value minus your
                                                    investment in the policy.*
------------------------------------------------------------------------------------------------------
POLICY LOANS AND ASSIGNMENTS                        Lesser of:
(MODIFIED ENDOWMENTS):                              the amount of the loan / assignment or policy
                                                    value minus your investment in the policy.*
------------------------------------------------------------------------------------------------------
PARTIAL SURRENDERS                                  Generally, if the amount received is greater than
(OTHER POLICIES):                                   your investment in the policy,* the amount in
                                                    excess of your investment is taxable. However,
                                                    during the first 15 policy years, a different
                                                    amount may be taxable if the partial surrender
                                                    results in or is necessitated by a reduction in
                                                    benefits.
------------------------------------------------------------------------------------------------------
POLICY LOANS AND ASSIGNMENTS                        None
(OTHER POLICIES):
------------------------------------------------------------------------------------------------------
PAYMENT OPTIONS:                                    If proceeds of the policy will be paidunder one of
                                                    the payment options, see the "Payment option"
                                                    under "Payment of policy proceeds" section for tax
                                                    information.
------------------------------------------------------------------------------------------------------

  * The owner's investment is equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus the taxable portion of any previous policy loans.

MODIFIED ENDOWMENT CONTRACTS

In 1988, Congress created a new class of life insurance policies called "Modified Endowment Contracts." The IRS taxes these policies differently from conventional life insurance contracts.

Your policy is a modified endowment contract if:

- you apply for it or materially change it on or after June 21, 1988 and

- the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.

Also, any life insurance policy you receive in exchange for a modified endowment is itself a modified endowment.

We have procedures for monitoring whether your policy may become a modified endowment contract. We calculate modified endowment limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the risk classification of the insured. We recalculate these limits later if certain increases or reductions in benefits occur.

                                                                   43 PROSPECTUS

                  Federal taxes

REDUCTIONS IN BENEFITS: When benefits are reduced, we recalculate the limits as if the reduced level of benefits had always been in effect. In most cases, this recalculation will further restrict the amount of premium that can be paid without exceeding modified endowment limits. If the premiums you have already paid exceed the recalculated limits, the policy becomes a modified endowment even if you do not pay any further premiums.

DISTRIBUTIONS AFFECTED: Modified endowment rules apply to distributions in the year the policy becomes a modified endowment and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment, which are presumed to be taken in anticipation of that event.

SERIAL PURCHASE OF MODIFIED ENDOWMENTS: The IRS treats all modified endowments issued by the same insurer (or affiliated companies of the insurer) to the same owner during any calendar year are treated as one policy in determining the amount of any loan or distribution that is taxable.

PENALTY TAX: If a policy is a modified endowment, the taxable portion of pre-death proceeds from a full surrender, lapse, partial surrender, policy loan or assignment of policy value, or certain payment options may be subject to a 10% penalty tax unless:

- the distribution occurs after the owner attains age 59 1/2;

- the distribution is attributable to the owner becoming disabled (within the meaning of Code Section 72(m)(7); or

- the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner's beneficiary.

OTHER TAX CONSIDERATIONS

POLICY SPLIT OPTION RIDER: The Policy Split Option Rider permits a policy to be split into two individual permanent plans of insurance then offered by IDS Life for exchange, one on the life of each insured, upon the occurrence of a divorce of the insureds or certain changes in federal estate tax law. A policy split could have adverse tax consequences; for example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the policy at the time of the split. In addition, it is not clear whether, in all circumstances, the individual contracts that result from a policy split would be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual contracts would be classified as modified endowment contracts. Before you exercise rights provided by the policy split option, it is important that you consult with a competent tax advisor regarding the possible consequences of a policy split.

INTEREST PAID ON POLICY LOANS: If the loan is used for personal purposes, such interest is not tax-deductible. Other rules apply if the loan is used for trade or business or investment purposes, or if the policy is owned by a business or a corporation.

POLICY CHANGES: Changing ownership, exchanging or assigning the policy may have tax consequences, depending on the circumstances.

44 PROSPECTUS

OTHER TAXES: Federal estate tax, state and local estate tax, inheritance tax, gift tax and other tax consequences of ownership or receipt of policy proceeds will also depend on the circumstances.

QUALIFIED RETIREMENT PLANS: The policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant.

On July 6, 1983, the Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy's cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with legal counsel before purchasing the policy for any employment-related insurance or benefit program.

                                                                   45 PROSPECTUS

---------------------------------
                  IDS Life

IDS Life is a stock life insurance company organized under the laws of the State of Minnesota in 1957. Our address is IDS Tower 10, Minneapolis, MN 55440.

IDS Life conducts a conventional life insurance business in the District of Columbia and all states except New York. A wholly owned subsidiary of IDS Life, IDS Life Insurance Company of New York, conducts a substantially identical business in New York.

IDS Life has been in the variable annuity business since 1968 and has sold a number of different variable annuity contracts and variable life insurance policies, utilizing other separate accounts, unit investment trusts and mutual funds.

OWNERSHIP

IDS Life is a wholly-owned subsidiary of American Express Financial Corporation
(AEFC); AEFC, a Delaware corporation, is a wholly-owned subsidiary of American Express Company.

The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.

Besides managing investments for all funds in the IDS MUTUAL FUND GROUP, AEFC also manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management on Mar. 31, 1999 were more than $219 billion.

STATE REGULATION

IDS Life is subject to the laws of Minnesota governing insurance companies and to regulation by the Minnesota Department of Commerce. In addition, IDS Life is subject to regulation under the insurance laws of other jurisdictions in which it may operate. IDS Life files an annual statement in a prescribed form with Minnesota's Department of Commerce and in each state in which IDS Life does business. IDS Life's books and accounts are subject to review by the Minnesota Department of Commerce at all times and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies.

DISTRIBUTION OF THE POLICY

IDS Life is the sole distributor of the policy. IDS Life is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (NASD). Representatives of IDS Life are licensed insurance and annuity agents, and are registered with the NASD as representatives of IDS Life.

IDS Life pays its representatives a commission of up to 50% of the initial target premium (annualized) when the policy is sold, plus 2% of all premiums in excess of the target premium. Each year, IDS Life pays a service fee not greater than 0.3% of the policy value, net of indebtedness. IDS Life also pays approximately 27% of the total representative's commission to the field vice presidents and district sales managers of the selling representative.

46 PROSPECTUS

LEGAL PROCEEDINGS

A number of lawsuits have been filed against life and health insurers in jurisdictions in which IDS Life and AEFC do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. IDS Life and AEFC, like other life and health insurers, from time to time are involved in such litigation. On December 13, 1996, an action entitled Lesa Benacquisto and Daniel Benacquisto vs. IDS Life Insurance Company and American Express Financial Corporation was commenced in Minnesota state court. The action is brought by individuals who replaced an existing IDS Life insurance policy with a new IDS Life policy. The plaintiffs purport to represent a class consisting of all persons who replaced existing IDS Life policies with new policies from and after January 1, 1985. The complaint puts at issue various alleged sales practices and misrepresentations, alleged breaches of fiduciary duties and alleged violations of consumer fraud statutes. IDS Life and AEFC filed an answer to the complaint on February 18, 1997, denying the allegations. A second action, entitled Arnold Mork, Isabella Mork, Ronald Melchart and Susan Melchart vs. IDS Life Insurance Company and American Express Financial Corporation was commenced in the same court on March 21,1997. In addition to claims that are included in the Benacquisto lawsuit, the second action includes an allegation of improper replacement of an existing IDS Life annuity contract. A subsequent class action, Richard Thoresen and Elizabeth Thoresen vs. AEFC, American Partners Life Insurance Company, American Enterprise Life Insurance Company, American Centurion Life Assurance Company, IDS Life Insurance Company and IDS Life Insurance Company of New York, was filed in the same court on October 13, 1998 alleging that the sale of annuities in tax-deferred contributory retirement investment plans (e.g. IRA's) was done through deceptive marketing practices, which the company denies. Plaintiffs in each of the above actions seek damages in an unspecified amount and also seek to establish a claims resolution facility for the determination of individual issues.

IDS Life and AEFC believe they have meritorious defenses to the claims raised in the lawsuits. The outcome of any litigation cannot be predicted with certainty. In the opinion of management, however, the ultimate resolution of the above lawsuits and others filed against IDS Life should not have a material adverse effect on IDS Life's consolidated financial position.

YEAR 2000

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of IDS Life and the variable account. IDS Life and the variable account have no computer systems of their own but are dependent upon the systems of AEFC and certain other third parties.

A comprehensive review of AEFC's computer systems and business processes has been conducted to identify the major systems that could be affected by the Year 2000 issue. Steps are being taken to resolve any potential problems including modification to existing software and the purchase of new software. These measures are scheduled to be completed and tested on a timely basis. AEFC's target date for substantially completing corrective measures on business critical systems was Dec. 31, 1998.

                                                                   47 PROSPECTUS

                  IDS Life

Substantial testing of these systems was targeted for completion early in 1999. AEFC currently is on track with this schedule an also is on track to finish the work on non-critical systems by June 30, 1999. The Year 2000 readiness of unaffiliated investment managers and other third parties whose system failures could have an impact on IDS Life's and the variable account's operations continues to be evaluated. The potential materiality of any such impact is not known at this time.

AEFC's Year 2000 project includes establishing Year 2000 contingency plans for all key business units. Business continuation plans, which address business continuation in the event of a system disruption, are in place for all key business units. These plans are being amended to include specific Year 2000 considerations and will continue to be refined throughout 1999 as additional information related to potential Year 2000 exposure is gathered.

EXPERTS

Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of IDS Life Insurance Company at Dec. 31, 1998 and 1997, and for each of the three years in the period ended Dec. 31, 1998, and the individual and combined financial statements of the segregated asset subaccounts of the IDS Life Variable Life Separate Account -- Flexible Premium Survivorship Variable Life Subaccounts (comprised of subaccounts U, V, W, X, Y, IL, FGI and FNO) at Dec. 31, 1998 except for the FGI and FNO subaccounts which are for each of the two years in the period ended Dec. 31, 1998 and the period Nov. 22, 1996 (commencement of operations) to Dec. 31, 1996, as set forth in their reports. We've included our financial statements in the prospectus in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

Actuarial matters included in the prospectus have been examined by James M. Jensen, F.S.A., M.A.A.A., Vice President, Insurance Product Development, as stated in his opinion filed as an exhibit to the Registration Statement.

48 PROSPECTUS

---------------------------------
                  Management of IDS Life

--------------------------------------------------------------------------------
DIRECTORS

DAVID R. HUBERS
Director since September 1989; president and chief executive officer, AEFC, since August 1993, and director, AEFC, since January 1984; senior vice president, finance and chief financial officer, AEFC, from January 1984 to August 1993.

RICHARD W. KLING
Director since February 1984; president since March 1994. Executive vice president, Marketing and Products, from January 1988 to March 1994. Vice President, AEFC, since January 1988; director of IDS Life Series Fund, Inc. and chairman of the board of managers of IDS Life Variable Annuity Funds A & B.

PAUL F. KOLKMAN
Director since May 1984; executive vice president since March 1994; vice president, Finance, from May 1984 to March 1994; vice president, AEFC, since January 1987.

JAMES A. MITCHELL
Chairman of the board since March 1994; director since July 1984; chief executive officer since November 1986; president from July 1984 to March 1994; executive vice president, AEFC, since March 1994; director, AEFC, since July 1984; senior vice president, AEFC, from July 1984 to March 1994.

BARRY J. MURPHY
Director and executive vice president, Client Service since March 1994; senior vice president, Operations, Travel Related Services (TRS), a subsidiary of American Express Company, since July 1992; vice president, TRS, from November 1989 to July 1992; chief operating officer, TRS, from March 1988 to November 1989.

STUART A. SEDLACEK
Director, senior vice president and chief financial of AEFC since January 1998; vice president, Assured Assets, AEFC from 1994 to 1997.

                                                                   49 PROSPECTUS

                  Management of IDS Life

--------------------------------------------------------------------------------
OFFICERS OTHER THAN DIRECTORS

JEFFREY S. HORTON
Vice president and treasurer since December 1997; vice president and corporate treasurer, AEFC, since December 1997; controller, American Express Technologies -Financial Services, AEFC, from July 1997 to December 1997; controller, Risk Management Products, AEFC, from May 1994 to July 1997; director of finance and analysis, Corporate Treasury, AEFC, from June 1990 to May 1994.

WILLIAM A. STOLTZMANN
Vice president, general counsel and secretary since 1985; vice president and assistant general counsel, AEFC, since November 1985.

The address for all of the directors and principal officers is: IDS Tower 10, Minneapolis, MN 55440.

The officers, employees and sales force of IDS Life are bonded, in the amount of $100 million, by virtue of a blanket fidelity bond issued to American Express Company by Saint Paul Fire and Marine, the lead underwriter.

50 PROSPECTUS

---------------------------------
                  Other fund managers

AIM ADVISORS, INC.

AIM Advisors, Inc. ("AIM") serves as the fund's investment advisor. AIM has acted as an advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 110 investment portfolios encompassing a broad range of investment objectives.

PUTNAM INVESTMENT MANAGEMENT, INC.

Putnam Management has been managing mutual funds since 1937. Today, the firm serves as the investment manager for the funds in the Putnam Family, with nearly $222 billion in assets under management at Dec. 31, 1998.

                                                                   51 PROSPECTUS

------------------------------
                  Other information

The variable account has filed a registration statement has been filed with the SEC. For further information concerning the policy, its separate account (the variable account) and IDS Life, please refer to the registration statement. You can find the registration statement on the SEC's website at http:// www.sec.gov.

SUBSTITUTION OF INVESTMENTS

We may change the funds from which the subaccounts buy shares if: the existing funds become unavailable; or in the judgment of IDS Life, the funds are no longer suitable for the subaccounts. If these situations occur, we have the right to substitute the funds held in the subaccounts for other registered, open-end management investment companies as long as we believe it would be in the best interest of persons having voting rights under the policies.

In the event of any such substitution or change, IDS Life may, without the consent or approval of owners, amend the policy and take whatever action is necessary and appropriate. However, we will not make any substitution or change without any necessary approval of the SEC or state insurance departments. IDS Life will notify owners within five days of any substitution or change.

VOTING RIGHTS

As a policy owner with investments in any subaccount, you may vote on important fund matters. Each share of a fund has one vote. On some issues, such as election of directors of IDS Life Series Fund, all shares of the IDS Life Series Fund Portfolios vote together as one series. When electing directors, all shares of IDS Life Series Fund Portfolios have cumulative voting rights. Cumulative voting means that shareholders are entitled to a number of votes equal to the number of shares they hold multiplied by the number of directors to be elected and they have the right to divide votes among candidates.

On an issue affecting only one fund -- for example, a fundamental investment restriction pertaining only to that fund -- its shares vote as a separate series. If shareholders of a particular fund vote approval of an agreement, the agreement becomes effective with respect to that fund, whether or not it is approved by shareholders of the other funds.

IDS Life is the owner of all fund shares and therefore holds all voting rights. However, IDS Life will vote the shares of each fund according to instructions we receive from owners. If we do not receive timely instructions from you, we will vote your shares in the same proportion as the shares for which we do receive instructions. IDS Life also will vote fund shares that are not otherwise attributable to owners the same proportion as those shares in that subaccount for which we receive instructions.

We determine the number of fund shares in each subaccount for which you may give instructions by applying your percentage interest in the subaccount to the total number of votes attributable to the subaccount. We will determine that number as of a date we choose that is 60 days or less before the meeting of the fund. We will send you notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.

52 PROSPECTUS

Under certain conditions, IDS Life may disregard voting instructions that would change the goals of one or more of the funds or would result in approval or disapproval of an investment advisory contract. If IDS Life does disregard voting instructions, we will advise you of that action and the reasons for in our next report to owners,

REPORTS

At least once a year IDS Life will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

                                                                   53 PROSPECTUS

---------------------------------
                  Policy illustrations

The following tables illustrate how policy values, cash surrender values and death benefits may change with the investment experience of the subaccount. The tables show how these amounts might vary, for a male insurance age 55 and a female insurance age 55, both nonsmokers, if:

- the annual rate of return of the fund is 0%, 6% or 12%.

- the cost of insurance rates are current rates or guaranteed rates.

This type of illustration involves a number of detailed assumptions. (See chart, "Understanding the illustrations.") To the extent that your own circumstances differ from those assumed in the illustrations, your expected results would also differ.

Upon request, we will furnish you with comparable tables illustrating death benefits, policy values and cash surrender values based on the actual ages of the persons you propose to insure and on an initial specified amount and premium payment schedule. In addition, after you have purchased a policy, you may request illustrations based on policy values at the time of request.

UNDERSTANDING THE ILLUSTRATIONS:

RATES OF RETURN: assumes uniform, gross, after-tax, annual rates of 0%, 6%, or 12% for the fund. Results would differ depending on allocations among the subaccounts, if returns averaged 0%, 6% and 12% for the funds as a whole, but differed across individual funds.

INSUREDS: assumes a male insurance age 55 and a female insurance age 55, in a standard risk classification, qualifying for the nonsmoker rate. Results would be lower if one or both of the insureds were in a substandard risk classification or did not qualify for the non-smoker rate.

PREMIUMS: assumes a $15,000 premium is paid in full at the beginning of each policy year. Results would differ if premiums were paid on a different schedule.

POLICY LOANS AND PARTIAL WITHDRAWALS: It assumes that none have been made. (Since we assume indebtedness is zero, the cash surrender value in all cases equals the policy value minus the surrender charge.)

EFFECT OF EXPENSES AND CHARGES
The death benefit, policy value and cash surrender value reflect the following charges:

- Sales charge: 7.25% of all premiums paid.

- Premium tax charge: 2.5% of each premium payment.

- Cost of insurance charge for the sex, age and risk classification for each insured.

- Policy fee: $30 per month ($30 per month guaranteed maximum).

54 PROSPECTUS

- The expenses paid by the fund and charges made against the subaccounts as described below:

The net investment return of the subaccounts, shown in the tables, is lower than the gross, after-tax return of the fund because we deducted the expenses paid by the fund and charges made against the subaccounts. These include:

- the daily investment management fee paid by the funds, assumed to be equivalent to an annual rate of 0.7% of the fund's aggregate average daily net assets; the assumed investment management fee is approximately equal to a simple average of the investment management fees of the funds available under the policy. The actual charges you incur will depend on how you choose to allocate policy value. See Fund expenses in the Loads, fees and charges section of this prospectus for additional information;

- the daily mortality and expense risk charge, equivalent to 0.9% of the daily net asset value of the subaccounts annually; and

- a nonadvisory expense charge paid by the funds, assumed to be equivalent to an annual rate of 0.1% of each funds aggregate average daily net assets for direct expenses incurred by the fund; currently, this is the maximum direct expenses the funds will incur after IDS Life limits the direct expenses of some funds. The actual charges you incur will depend on how you choose to allocate policy value. See Fund expenses in the Loads, fees and charges section of this prospectus for additional information.

After deduction of the expenses and charges described above, the illustrated gross annual investment rates of return correspond to the following approximate net annual rates of return:

 GROSS ANNUAL                             NET ANNUAL RATE OF RETURN FOR  NET ANNUAL RATE OF RETURN FOR
 INVESTMENT                               "GUARANTEED COSTS ASSUMED"     "CURRENT COSTS ASSUMED"
 RATE OF RETURN                           ILLUSTRATION                   ILLUSTRATION

 0                                        -1.69%                         -1.69%

 6                                        4.21                           4.21

 12                                       10.11                          10.11

TAXES: Results shown in the tables reflect the fact that IDS Life does not currently charge the subaccounts for federal income tax. If we take such a charge in the future, the portfolios will have to earn more than they do now in order to produce the death benefits and policy values illustrated.

                                                                   55 PROSPECTUS

                 Policy illustrations

ILLUSTRATION
-------------------------------------------------------------------------------------------------------------

INITIAL SPECIFIED AMOUNT
$1,000,000                                 MALE - INSURANCE AGE 55 - NONSMOKER         CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                    FEMALE - INSURANCE AGE 55 - NONSMOKER        ANNUAL PREMIUM $15,000
-------------------------------------------------------------------------------------------------------------
                                                                                       CASH SURRENDER VALUE
        PREMIUM          DEATH BENEFIT (1)(2)             POLICY VALUE (1)(2)          (1)(2)
        ACCUMULATED       ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
        WITH             GROSS                            GROSS                        GROSS
END OF  ANNUAL           ANNUAL INVESTMENT RETURN         ANNUAL INVESTMENT            ANNUAL INVESTMENT
POLICY  INTEREST         OF                               RETURN OF                    RETURN OF
YEAR    AT 5%              0%         6%        12%       0%       6%        12%       0%       6%        12%
-------------------------------------------------------------------------------------------------------------
      1   $15,750  $1,000,000 $1,000,000 $1,000,000  $12,651  $13,424    $14,196   $8,651   $9,424    $10,196
      2    32,288   1,000,000  1,000,000  1,000,000   25,091   27,415     29,830   21,091   23,415     25,830
      3    49,652   1,000,000  1,000,000  1,000,000   37,208   41,880     46,926   33,208   37,880     42,926
      4    67,884   1,000,000  1,000,000  1,000,000   48,899   56,727     65,520   44,899   52,727     61,520
      5    87,029   1,000,000  1,000,000  1,000,000   60,287   72,093     85,888   56,287   68,093     81,888

      6   107,130   1,000,000  1,000,000  1,000,000   71,159   87,781    107,990   67,559   84,181    104,390
      7   128,237   1,000,000  1,000,000  1,000,000   81,642  103,927    132,130   78,442  100,727    128,930
      8   150,398   1,000,000  1,000,000  1,000,000   91,530  120,341    158,315   88,730  117,541    155,515
      9   173,668   1,000,000  1,000,000  1,000,000  100,843  137,053    186,782   98,443  134,653    184,382
     10   198,102   1,000,000  1,000,000  1,000,000  109,597  154,091    217,796  107,597  152,091    215,796

     11   223,757   1,000,000  1,000,000  1,000,000  117,705  171,386    251,558  116,105  169,786    249,958
     12   250,695   1,000,000  1,000,000  1,000,000  125,288  189,070    288,490  124,088  187,870    287,290
     13   278,979   1,000,000  1,000,000  1,000,000  132,259  207,081    328,874  131,459  206,281    328,074
     14   308,678   1,000,000  1,000,000  1,000,000  138,531  225,360    373,048  138,131  224,960    372,648
     15   339,862   1,000,000  1,000,000  1,000,000  144,222  244,042    421,558  144,222  224,042    421,558

     20   520,789   1,000,000  1,000,000  1,000,000  164,007  345,156    751,285  164,007  345,156    751,285
     25   751,702   1,000,000  1,000,000  1,362,530  151,963  449,820  1,297,647  151,963  449,820  1,297,647
     30 1,046,412   1,000,000  1,000,000  2,280,735   46,519  529,397  2,172,129   46,519  529,397  2,172,129
     35 1,422,545           0  1,000,000  3,716,419        0  526,059  3,539,447        0  526,059  3,539,447
     40 1,902,596           0  1,000,000  5,931,791        0  341,804  5,649,324        0  341,804  5,649,324
     45 2,515,277           0          0  9,069,560        0        0  8,979,762        0        0  8,979,762

(1)  Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $15,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

56 PROSPECTUS

 ILLUSTRATION
 -------------------------------------------------------------------------------------------------------------

 INITIAL SPECIFIED AMOUNT                                                               GUARANTEED COSTS
 $1,000,000                                 MALE - INSURANCE AGE 55 - NONSMOKER         ASSUMED
 DEATH BENEFIT OPTION 1                    FEMALE - INSURANCE AGE 55 - NONSMOKER        ANNUAL PREMIUM $15,000
 -------------------------------------------------------------------------------------------------------------
                                                                                        CASH SURRENDER VALUE
         PREMIUM          DEATH BENEFIT (1)(2)             POLICY VALUE (1)(2)          (1)(2)
         ACCUMULATED       ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
         WITH             GROSS                            GROSS                        GROSS
 END OF  ANNUAL           ANNUAL INVESTMENT RETURN         ANNUAL INVESTMENT            ANNUAL INVESTMENT
 POLICY  INTEREST         OF                               RETURN OF                    RETURN OF
 YEAR    AT 5%              0%         6%        12%       0%       6%        12%       0%       6%        12%
 -------------------------------------------------------------------------------------------------------------
       1   $15,750  $1,000,000 $1,000,000 $1,000,000  $12,651  $13,424    $14,196   $8,651   $9,424    $10,196
       2    32,288   1,000,000  1,000,000  1,000,000   25,091   27,415     29,830   21,091   23,415     25,830
       3    49,652   1,000,000  1,000,000  1,000,000   37,208   41,880     46,926   33,208   37,880     42,926
       4    67,884   1,000,000  1,000,000  1,000,000   48,899   56,727     65,520   44,899   52,727     61,520
       5    87,029   1,000,000  1,000,000  1,000,000   60,287   72,093     85,888   56,287   68,093     81,888

       6   107,130   1,000,000  1,000,000  1,000,000   71,159   87,781    107,990   67,559   84,181    104,390
       7   128,237   1,000,000  1,000,000  1,000,000   81,642  103,927    132,130   78,442  100,727    128,930
       8   150,398   1,000,000  1,000,000  1,000,000   91,530  120,341    158,315   88,730  117,541    155,515
       9   173,668   1,000,000  1,000,000  1,000,000  100,843  137,053    186,782   98,443  134,653    184,382
      10   198,102   1,000,000  1,000,000  1,000,000  109,492  153,988    217,697  107,192  151,988    215,697

      11   223,757   1,000,000  1,000,000  1,000,000  117,288  170,973    251,160  115,688  169,373    249,560
      12   250,695   1,000,000  1,000,000  1,000,000  124,256  188,039    287,501  123,056  186,839    286,301
      13   278,979   1,000,000  1,000,000  1,000,000  130,212  205,026    326,914  129,412  204,226    326,114
      14   308,678   1,000,000  1,000,000  1,000,000  135,078  221,870    369,736  134,678  221,470    369,336
      15   339,862   1,000,000  1,000,000  1,000,000  138,775  238,514    416,371   138,75  238,514    416,371

      20   520,789   1,000,000  1,000,000  1,000,000  129,561  310,821    724,728  129,561  310,821    724,728
      25   751,702   1,000,000  1,000,000  1,302,265   23,194  325,124  1,240,252   23,194  325,124  1,240,252
      30 1,046,412           0  1,000,000  2,163,670        0  167,003  2,060,638        0  167,003  2,060,638
      35 1,422,545           0          0  3,476,899        0        0  3,311,332        0        0  3,311,332
      40 1,902,596           0          0  5,409,153        0        0  5,151,574        0        0  5,151,574
      45 2,515,277           0          0  7,983,928        0        0  7,904,880        0        0  7,904,880

(1)  Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $15,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                                   57 PROSPECTUS

                 Policy illustrations

ILLUSTRATION
------------------------------------------------------------------------------------------------------------

INITIAL SPECIFIED AMOUNT
$1,000,000                                MALE - INSURANCE AGE 55 - NONSMOKER         CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 2                   FEMALE - INSURANCE AGE 55 - NONSMOKER        ANNUAL PREMIUM $15,000
------------------------------------------------------------------------------------------------------------
                                                                                      CASH SURRENDER VALUE
       PREMIUM          DEATH BENEFIT (1)(2)             POLICY VALUE (1)(2)          (1)(2)
       ACCUMULATED       ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
       WITH             GROSS                            GROSS                        GROSS
END OF ANNUAL           ANNUAL INVESTMENT RETURN         ANNUAL INVESTMENT            ANNUAL INVESTMENT
POLICY INTEREST         OF                               RETURN OF                    RETURN OF
YEAR   AT 5%              0%         6%        12%       0%       6%        12%       0%       6%        12%
------------------------------------------------------------------------------------------------------------
     1   $15,750  $1,012,650 $1,013,422 $1,014,195  $12,650  $13,422    $14,195   $8,650   $9,422    $10,195
     2    32,288   1,025,086  1,027,410  1,029,825   25,086   27,410     29,825   21,086   23,410     25,825
     3    49,652   1,037,195  1,041,864  1,046,909   37,195   41,864     46,909   33,195   37,864     42,909
     4    67,884   1,048,862  1,056,683  1,065,469   48,862   56,683     65,469   44,862   52,683     61,469
     5    87,029   1,060,214  1,072,004  1,085,780   60,214   72,004     85,780   56,214   68,004     81,780

     6   107,130   1,071,019  1,087,604  1,107,768   71,019   87,604    107,768   67,419   84,004    104,168
     7   128,237   1,081,406  1,103,617  1,131,726   81,406  103,617    131,726   78,206  100,417    128,526
     8   150,398   1,091,143  1,119,816  1,157,604   91,143  119,816    157,604   88,343  117,016    154,804
     9   173,668   1,100,242  1,136,207  1,185,594  100,242  136,207    185,594   97,842  133,807    183,194
    10   198,102   1,108,715  1,152,801  1,215,912  108,715  152,801    215,912  106,715  150,801    213,912

    11   223,757   1,116,452  1,169,483  1,248,666  116,452  169,483    248,666  114,852  167,883    247,066
    12   250,695   1,123,585  1,186,379  1,284,229  123,585  186,379    284,229  122,385  185,179    283,029
    13   278,979   1,130,005  1,203,375  1,322,758  130,005  203,375    322,758  129,205  202,575    321,958
    14   308,678   1,135,607  1,220,355  1,364,430  135,607  220,355    364,430  135,207  219,955    364,030
    15   339,862   1,140,521  1,237,439  1,409,686  140,521  237,439    409,686  140,521  237,439    409,686

    20   520,789   1,154,361  1,323,780  1,703,041  154,361  323,780    703,041  154,361  323,780    703,041
    25   751,702   1,130,471  1,388,619  2,131,448  130,471  388,619  1,131,448  130,471  388,619  1,131,448
    30 1,046,412   1,007,126  1,352,982  2,694,292    7,126  352,982  1,694,292    7,126  352,982  1,694,292
    35 1,422,545           0  1,067,303  3,330,814        0   67,303  2,330,814        0   67,303  2,330,814
    40 1,902,596           0          0  4,052,478        0        0  3,052,478        0        0  3,052,478
    45 2,515,277           0          0  4,424,523        0        0  3,424,523        0        0  3,424,523

(1)  Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $15,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

58 PROSPECTUS

ILLUSTRATION
------------------------------------------------------------------------------------------------------------

INITIAL SPECIFIED AMOUNT                                                              GUARANTEED COSTS
$1,000,000                                MALE - INSURANCE AGE 55 - NONSMOKER         ASSUMED
DEATH BENEFIT OPTION 2                   FEMALE - INSURANCE AGE 55 - NONSMOKER        ANNUAL PREMIUM $15,000
------------------------------------------------------------------------------------------------------------
                                                                                      CASH SURRENDER VALUE
       PREMIUM          DEATH BENEFIT (1)(2)             POLICY VALUE (1)(2)          (1)(2)
       ACCUMULATED       ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
       WITH             GROSS                            GROSS                        GROSS
END OF ANNUAL           ANNUAL INVESTMENT RETURN         ANNUAL INVESTMENT            ANNUAL INVESTMENT
POLICY INTEREST         OF                               RETURN OF                    RETURN OF
YEAR   AT 5%              0%         6%        12%       0%       6%        12%       0%       6%        12%
------------------------------------------------------------------------------------------------------------
     1   $15,750  $1,012,650 $1,013,422 $1,014,195  $12,650  $13,422    $14,195   $8,650   $9,422    $10,195
     2    32,288   1,025,086  1,027,410  1,029,825   25,086   27,410     29,825   21,086   23,410     25,825
     3    49,652   1,037,195  1,041,864  1,046,909   37,195   41,864     46,909   33,195   37,864     42,909
     4    67,884   1,048,862  1,056,683  1,065,469   48,862   56,683     65,469   44,862   52,683     61,469
     5    87,029   1,060,214  1,072,004  1,085,780   60,214   72,004     85,780   56,214   68,004     81,780

     6   107,130   1,071,019  1,087,604  1,107,768   71,019   87,604    107,768   67,419   84,004    104,168
     7   128,237   1,081,406  1,103,617  1,131,726   81,406  103,617    131,726   78,206  100,417    128,526
     8   150,398   1,091,143  1,119,816  1,157,604   91,143  119,816    157,604   88,343  117,016    154,804
     9   173,668   1,100,242  1,136,207  1,185,594  100,242  136,207    185,594   97,842  133,807    183,194
    10   198,102   1,108,596  1,152,679  1,215,786  108,596  152,679    215,786  106,596  150,679    213,786

    11   223,757   1,115,980  1,168,989  1,248,149  115,980  168,989    248,149  114,380  167,389    246,549
    12   250,695   1,122,410  1,185,130  1,282,904  122,410  185,130    282,904  121,210  183,930    281,704
    13   278,979   1,127,665  1,200,852  1,320,041  127,665  200,852    320,041  126,865  200,052    319,241
    14   308,678   1,131,648  1,216,014  1,359,674  131,648  216,014    359,674  131,248  215,614    359,274
    15   339,862   1,134,260  1,230,470  1,401,932  134,260  230,470    401,932  134,260  230,470    401,932

    20   520,789   1,114,956  1,277,423  1,648,090  114,956  277,423    648,090  114,956  277,423    648,090
    25   751,702           0  1,217,641  1,912,766        0  217,641    912,766        0  217,641    912,766
    30 1,046,412           0          0  2,085,053        0        0  1,085,053        0        0  1,085,053
    35 1,422,545           0          0  1,925,001        0        0    925,001        0        0    925,001
    40 1,902,596           0          0  1,056,450        0        0     56,450        0        0     56,450
    45 2,515,277           0          0          0        0        0          0        0        0          0

(1)  Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $15,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                                   59 PROSPECTUS

                 FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE
                 LIFE INSURANCE POLICY

ANNUAL FINANCIAL INFORMATION
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

The Board of Directors
IDS Life Insurance Company

We have audited the accompanying individual and combined statements of net assets of the segregated asset subaccounts of IDS Life Variable Life Separate Account -- Flexible Premium Survivorship Variable Life Subaccounts (comprised of subaccounts U, V, W, X, Y, IL, FGI and FNO) as of December 31, 1998, and the related statements of operations and changes in net assets for each of the three years in the period then ended, except for the FGI and FNO subaccounts which are for each of the two years in the period ended December 31, 1998 and the period November 22, 1996 (commencement of operations) to December 31, 1996. These financial statements are the responsibility of the management of IDS Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 with the affiliated and unaffiliated mutual fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of IDS Life Variable Life Separate Account -- Flexible Premium Survivorship Variable Life Subaccounts at December 31, 1998 and the individual and combined results of their operations and the changes in their net assets for the periods described above, in conformity with generally accepted accounting principles.

Ernst & Young LLP
Minneapolis, Minnesota
March 12, 1999

60 PROSPECTUS

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT -- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
-----------------------------------------------------------------------------

STATEMENTS OF NET ASSETS                                        DEC. 31, 1998

                                                    SEGREGATED ASSET SUBACCOUNTS                                        COMBINED
                ----------------------------------------------------------------------------------------------------    VARIABLE
ASSETS               U            V           W           X            Y           IL          FGI          FNO         ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Investments in
shares of
mutual funds
and portfolios:
  at cost...... $754,516,686 $82,802,098 $34,738,056 $468,110,128 $12,327,341 $205,977,181 $132,651,504 $109,927,003 $1,801,049,997
                -------------------------------------------------------------------------------------------------------------------
  at market
   value....... $890,343,198 $82,794,183 $34,738,024 $561,662,445 $12,591,497 $242,624,735 $161,862,311 $136,226,674 $2,122,843,067
Dividends
receivable.....           --     453,912     136,251           --      52,544           --           --           --        642,707
Accounts
receivable from
IDS Life for
contract
purchase
payments.......       29,608     142,868      63,093      104,584      24,281      120,600      144,696      171,285        801,015
Receivable from
mutual funds
and portfolios
for
redemptions....      647,792          --          --      322,897          --       63,288           --           --      1,033,977
-----------------------------------------------------------------------------------------------------------------------------------
Total assets...  891,020,598  83,390,963  34,937,368  562,089,926  12,668,322  242,808,623  162,007,007  136,397,959  2,125,320,766
-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
Payable to IDS
Life for
mortality and
expense risk
fee............      677,400      62,775      26,167      427,481       9,406      183,888      119,796      101,125      1,608,038
Payable to
mutual funds
and portfolios
for investments
purchased......           --     534,005     173,177           --      67,419           --      144,696      171,285      1,090,582
-----------------------------------------------------------------------------------------------------------------------------------
Total
liabilities....      677,400     596,780     199,344      427,481      76,825      183,888      264,492      272,410      2,698,620
-----------------------------------------------------------------------------------------------------------------------------------
Net assets
applicable to
Variable Life
contracts in
accumulation
period......... $890,343,198 $82,794,183 $34,738,024 $561,662,445 $12,591,497 $242,624,735 $161,742,515 $136,125,549 $2,122,622,146
-----------------------------------------------------------------------------------------------------------------------------------
ACCUMULATION
UNITS
OUTSTANDING....  205,971,122  36,389,966  21,082,168  139,808,650   5,728,665  114,891,933  102,425,500   92,520,119
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
PER
ACCUMULATION
UNIT........... $       4.32 $      2.28 $      1.65 $       4.02 $      2.20 $       2.11 $       1.58 $       1.47
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                                   61 PROSPECTUS

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT -- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
-----------------------------------------------------------------------------

STATEMENTS OF OPERATIONS                             YEAR ENDED DEC. 31, 1998

                                                      SEGREGATED ASSET SUBACCOUNTS
INVESTMENT      ---------------------------------------------------------------------------------------------------------
INCOME                U              V              W              X          Y          IL          FGI         FNO
-------------------------------------------------------------------------------------------------------------------------
Dividend income
from mutual
funds and
portfolios..... $ 127,552,190   $  5,482,824   $  1,502,154   $44,064,797 $  651,047 $10,109,537 $ 2,141,220 $    962,047
-------------------------------------------------------------------------------------------------------------------------
Expenses:
Mortality and
expense risk
fee............     7,017,729        673,510        274,445     4,505,632     95,855   1,923,842     894,291      771,763
-------------------------------------------------------------------------------------------------------------------------
Investment
income (loss)
-- net.........   120,534,461      4,809,314      1,227,709    39,559,165    555,192   8,185,695   1,246,929      190,284
-------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS -- NET
-------------------------------------------------------------------------------------------------------------------------
Realized gain (loss) on sales
of investments
in mutual funds and
portfolios:
Proceeds from
sales..........     9,112,329      2,569,475     12,888,386     3,977,679  2,869,520   1,835,092     352,149          285
Cost of
investments
sold...........     7,404,017      2,534,204     12,888,474     3,476,801  2,821,030   1,688,869     309,487          297
-------------------------------------------------------------------------------------------------------------------------
Net realized
gain (loss) on
investments....     1,708,312         35,271            (88)      500,878     48,490     146,223      42,662          (12)
Net change in
unrealized
appreciation or
depreciation of
investments....   (54,778,267)    (1,588,877)            50    24,071,107    143,444  27,604,400  26,122,797   21,170,328
-------------------------------------------------------------------------------------------------------------------------
Net gain (loss)
on
investments....   (53,069,955)    (1,553,606)           (38)   24,571,985    191,934  27,750,623  26,165,459   21,170,316
-------------------------------------------------------------------------------------------------------------------------
Net increase
(decrease) in
net assets
resulting from
operations..... $  67,464,506   $  3,255,708   $  1,227,671   $64,131,150 $  747,126 $35,936,318 $27,412,388 $ 21,360,600
-------------------------------------------------------------------------------------------------------------------------

                   COMBINED
INVESTMENT         VARIABLE
INCOME             ACCOUNT
---------------
Dividend income
from mutual
funds and
portfolios.....  $192,465,816
---------------
Expenses:
Mortality and
expense risk
fee............    16,157,067
---------------
Investment
income (loss)
-- net.........   176,308,749
---------------
REALIZED AND UN
INVESTMENTS --
---------------
Realized gain (
of investments
in mutual funds
portfolios:
Proceeds from
sales..........    33,604,915
Cost of
investments
sold...........    31,123,179
---------------
Net realized
gain (loss) on
investments....     2,481,736
Net change in
unrealized
appreciation or
depreciation of
investments....    42,744,982
---------------
Net gain (loss)
on
investments....    45,226,718
---------------
Net increase
(decrease) in
net assets
resulting from
operations.....  $221,535,467
---------------

See accompanying notes to financial statements.

62 PROSPECTUS

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT -- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
-----------------------------------------------------------------------------

STATEMENTS OF OPERATIONS                             YEAR ENDED DEC. 31, 1997

                                                  SEGREGATED ASSET SUBACCOUNTS                                     COMBINED
INVESTMENT      ------------------------------------------------------------------------------------------------   VARIABLE
INCOME               U           V           W             X           Y            IL        FGI        FNO       ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
Dividend income
from mutual
funds and
portfolios..... $ 23,181,667 $4,276,019 $ 1,234,742   $38,138,777 $   636,103   $4,413,548 $   62,316 $       -- $ 71,943,172

-----------------------------------------------------------------------------------------------------------------------------
Expenses:
Mortality and
expense risk
fee............    5,566,619    541,604     223,384     3,575,194      86,117    1,238,582    190,159    206,714   11,628,373
-----------------------------------------------------------------------------------------------------------------------------
Investment
income (loss)
-- net.........   17,615,048  3,734,415   1,011,358    34,563,583     549,986    3,174,966   (127,843)   (206,714)   60,314,799
-----------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS -- NET
-----------------------------------------------------------------------------------------------------------------------------
Realized gain
(loss) on sales
of investments
in mutual funds
and portfolios:
Proceeds from
sales..........    5,074,599  3,857,257   9,523,185     2,995,867   3,337,156      668,935         --         --   25,456,999
Cost of
investments
sold...........    4,025,924  3,771,946   9,523,329     2,544,758   3,359,081      630,427         --         --   23,855,465
-----------------------------------------------------------------------------------------------------------------------------
Net realized
gain (loss) on
investments....    1,048,675     85,311        (144)      451,109     (21,925)      38,508         --         --    1,601,534
Net change in
unrealized
appreciation or
depreciation of
investments....   96,070,257    286,967         141    24,614,820     182,848    2,355,317  3,092,969  5,147,244  131,750,563
-----------------------------------------------------------------------------------------------------------------------------
Net gain (loss)
on
investments....   97,118,932    372,278          (3)   25,065,929     160,923    2,393,825  3,092,969  5,147,244  133,352,097
-----------------------------------------------------------------------------------------------------------------------------
Net increase
(decrease) in
net assets
resulting from
operations..... $114,733,980 $4,106,693 $ 1,011,355   $59,629,512 $   710,909   $5,568,791 $2,965,126 $4,940,530 $193,666,896
-----------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                                   63 PROSPECTUS

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT -- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
-----------------------------------------------------------------------------

STATEMENTS OF OPERATIONS                             YEAR ENDED DEC. 31, 1996

                                                   SEGREGATED ASSET SUBACCOUNTS                                        COMBINED
INVESTMENT      --------------------------------------------------------------------------------------------------     VARIABLE
INCOME               U           V              W             X           Y            IL       FGI*       FNO*        ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
Dividend income
from mutual
funds and
portfolios..... $66,883,373 $  3,233,159   $   611,169   $21,120,183 $   532,217   $6,174,491 $  8,263   $      --   $ 98,562,855
---------------------------------------------------------------------------------------------------------------------------------
Expenses:
Mortality and
expense risk
fee............   3,754,636      437,113       114,838     2,565,481     103,203      553,611      576       1,042      7,530,500
---------------------------------------------------------------------------------------------------------------------------------
Investment
income (loss)
-- net.........  63,128,737    2,796,046       496,331    18,554,702     429,014    5,620,880    7,687      (1,042)    91,032,355
---------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
-- NET
---------------------------------------------------------------------------------------------------------------------------------
Realized gain
(loss) on sales
of investments
in mutual funds
and portfolios:
Proceeds from
sales..........   2,580,239    3,501,950     6,220,752     1,852,115   1,415,835           --       --          --     15,570,891
Cost of
investments
sold...........   1,907,065    3,439,003     6,220,842     1,633,941   1,428,871           --       --          --     14,629,722
---------------------------------------------------------------------------------------------------------------------------------
Net realized
gain (loss) on
investments....     673,174       62,947           (90)      218,174     (13,036)          --       --          --        941,169
Net change in
unrealized
appreciation or
depreciation of
investments....   5,691,003   (1,319,174)          (94)   17,604,775    (403,974)   2,374,285   (4,959)    (17,901)    23,923,961
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss)
on
investments....   6,364,177   (1,256,227)         (184)   17,822,949    (417,010)   2,374,285   (4,959)    (17,901)    24,865,130
---------------------------------------------------------------------------------------------------------------------------------
Net increase
(decrease) in
net assets
resulting from
operations..... $69,492,914 $  1,539,819   $   496,147   $36,377,651 $    12,004   $7,995,165 $  2,728   $ (18,943)  $115,897,485

---------------------------------------------------------------------------------------------------------------------------------

*For the period from Nov. 22, 1996 (commencement of operations) to Dec. 31,
1996.

See accompanying notes to financial statements.

64 PROSPECTUS

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT -- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
-----------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS                  YEAR ENDED DEC. 31, 1998

                                                    SEGREGATED ASSET SUBACCOUNTS
                           -------------------------------------------------------------------------------
OPERATIONS                      U             V            W            X             Y            IL
----------------------------------------------------------------------------------------------------------
Investment income (loss)
-- net...................  $120,534,461  $ 4,809,314  $ 1,227,709  $ 39,559,165  $   555,192  $  8,185,695
Net realized gain (loss)
on investments...........     1,708,312       35,271          (88)      500,878       48,490       146,223
Net change in unrealized
appreciation or
depreciation of
investments..............   (54,778,267)  (1,588,877)          50    24,071,107      143,444    27,604,400
----------------------------------------------------------------------------------------------------------
Net increase (decrease)
in net assets resulting
from operations..........    67,464,506    3,255,708    1,227,671    64,131,150      747,126    35,936,318
----------------------------------------------------------------------------------------------------------

CONTRACT TRANSACTIONS
----------------------------------------------------------------------------------------------------------
Contract purchase
payments.................   131,410,140   16,568,072   22,533,012    77,494,858    3,068,352    43,374,689
Net transfers*...........    34,512,161    4,116,034  (12,918,560)   18,929,696       53,255    14,647,773
Transfers for policy
loans....................    (9,132,065)    (674,976)     (55,561)   (4,854,390)     (80,357)   (2,119,714)
Policy charges...........   (33,270,686)  (4,896,101)  (3,021,126)  (23,227,333)    (899,151)   (8,039,269)
Contract terminations:
Surrender benefits.......   (23,336,785)  (1,937,895)  (1,277,678)  (15,414,416)    (327,256)   (5,022,065)
Death benefits...........    (2,020,055)    (233,686)     (20,106)   (1,378,719)     (72,670)     (398,029)
----------------------------------------------------------------------------------------------------------
Increase (decrease) from
contract transactions....    98,162,710   12,941,448    5,239,981    51,549,696    1,742,173    42,443,385
----------------------------------------------------------------------------------------------------------
Net assets at beginning
of year..................   724,715,982   66,597,027   28,270,372   445,981,599   10,102,198   164,245,032
----------------------------------------------------------------------------------------------------------
Net assets at end of
year.....................  $890,343,198  $82,794,183  $34,738,024  $561,662,445  $12,591,497  $242,624,735
----------------------------------------------------------------------------------------------------------

ACCUMULATION UNIT
ACTIVITY
----------------------------------------------------------------------------------------------------------
Units outstanding at
beginning of year........   181,225,095   30,615,038   17,863,880   125,875,176    4,935,518    93,664,100
Contracts purchase
payments.................    33,079,510    7,413,809   13,938,851    20,914,302    1,443,628    21,932,881
Net transfers*...........     8,570,310    1,826,332   (8,013,780)    5,128,103         (294)    7,154,080
Transfers for policy
loans....................    (2,227,458)    (301,509)     (34,006)   (1,313,581)     (37,323)   (1,072,377)
Policy charges...........    (8,392,023)  (2,191,418)  (1,868,460)   (6,275,456)    (423,666)   (4,060,677)
Contract terminations:
Surrender benefits.......    (5,791,106)    (867,738)    (791,849)   (4,147,133)    (154,579)   (2,527,911)
Death benefits...........      (493,206)    (104,548)     (12,468)     (372,761)     (34,619)     (198,163)
----------------------------------------------------------------------------------------------------------
Units outstanding at end
of year..................   205,971,122   36,389,966   21,082,168   139,808,650    5,728,665   114,891,933
----------------------------------------------------------------------------------------------------------

                                                          COMBINED
                                                          VARIABLE
OPERATIONS                     FGI           FNO          ACCOUNT
-------------------------
Investment income (loss)
-- net...................  $  1,246,929  $    190,284  $  176,308,749
Net realized gain (loss)
on investments...........        42,662           (12)      2,481,736
Net change in unrealized
appreciation or
depreciation of
investments..............    26,122,797    21,170,328      42,744,982
-------------------------
Net increase (decrease)
in net assets resulting
from operations..........    27,412,388    21,360,600     221,535,467
-------------------------
CONTRACT TRANSACTIONS
-------------------------
Contract purchase
payments.................    38,889,216    33,203,965     366,542,304
Net transfers*...........    51,456,625    38,403,499     149,200,483
Transfers for policy
loans....................      (594,550)     (793,889)    (18,305,502)
Policy charges...........    (5,030,171)   (4,074,024)    (82,457,861)
Contract terminations:
Surrender benefits.......    (1,558,456)   (1,507,870)    (50,382,421)
Death benefits...........      (120,690)      (87,018)     (4,330,973)
-------------------------
Increase (decrease) from
contract transactions....    83,041,974    65,144,663     360,266,030
-------------------------
Net assets at beginning
of year..................    51,288,153    49,620,286   1,540,820,649
-------------------------
Net assets at end of
year.....................  $161,742,515  $136,125,549  $2,122,622,146
-------------------------
ACCUMULATION UNIT
ACTIVITY
-------------------------
Units outstanding at
beginning of year........    41,101,142    41,573,554
Contracts purchase
payments.................    28,706,679    26,100,519
Net transfers*...........    37,992,736    29,942,354
Transfers for policy
loans....................      (441,852)     (628,537)
Policy charges...........    (3,704,506)   (3,213,466)
Contract terminations:
Surrender benefits.......    (1,141,804)   (1,184,846)
Death benefits...........       (86,895)      (69,459)
-------------------------
Units outstanding at end
of year..................   102,425,500    92,520,119
-------------------------

* Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

                                                                   65 PROSPECTUS

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT -- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
-----------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS                  YEAR ENDED DEC. 31, 1997

                                                    SEGREGATED ASSET SUBACCOUNTS
                           -------------------------------------------------------------------------------
OPERATIONS                      U             V            W            X             Y            IL
----------------------------------------------------------------------------------------------------------
Investment income (loss)
-- net...................  $ 17,615,048  $ 3,734,415  $ 1,011,358  $ 34,563,583  $   549,986  $  3,174,966
Net realized gain (loss)
on investments...........     1,048,675       85,311         (144)      451,109      (21,925)       38,508
Net change in unrealized
appreciation or
depreciation of
investments..............    96,070,257      286,967          141    24,614,820      182,848     2,355,317
----------------------------------------------------------------------------------------------------------
Net increase (decrease)
in net assets
resulting from
operations...............   114,733,980    4,106,693    1,011,355    59,629,512      710,909     5,568,791
----------------------------------------------------------------------------------------------------------

CONTRACT TRANSACTIONS
----------------------------------------------------------------------------------------------------------
Contract purchase
payments.................   123,570,339   15,053,091   17,423,616    72,845,044    2,402,678    42,899,371
Net transfers*...........    33,103,308     (239,083)  (4,227,737)   21,193,067     (810,517)   27,901,000
Transfers for policy
loans....................    (8,713,893)    (546,324)    (290,773)   (5,307,297)    (111,242)   (1,682,789)
Policy charges...........   (29,122,591)  (4,215,454)  (2,208,148)  (20,456,659)    (809,036)   (6,477,870)
Contract terminations:
Surrender benefits.......   (18,607,496)  (1,766,331)    (792,989)  (11,491,981)    (418,878)   (2,719,919)
Death benefits...........    (1,276,530)    (247,537)     (55,408)   (1,781,799)     (63,523)     (279,136)
----------------------------------------------------------------------------------------------------------
Increase (decrease) from
contract transactions....    98,953,137    8,038,362    9,848,561    55,000,375      189,482    59,640,657
----------------------------------------------------------------------------------------------------------
Net assets at beginning
of year..................   511,028,865   54,451,972   17,410,456   331,351,712    9,201,807    99,035,584
----------------------------------------------------------------------------------------------------------
Net assets at end of
year.....................  $724,715,982  $66,597,027  $28,270,372  $445,981,599  $10,102,198  $164,245,032
----------------------------------------------------------------------------------------------------------

ACCUMULATION UNIT
ACTIVITY
----------------------------------------------------------------------------------------------------------
Units outstanding at
beginning of year........   153,373,376   26,774,670   11,458,041   109,309,116    4,856,455    59,452,809
Contract purchase
payments.................    34,678,477    7,178,911   11,237,391    22,016,619    1,231,725    24,446,022
Net transfers*...........     9,264,513     (114,293)  (2,674,428)    6,349,838     (435,528)   16,110,287
Transfers for policy
loans....................    (2,427,763)    (259,393)    (188,211)   (1,607,411)     (56,371)     (959,477)
Policy charges...........    (8,157,111)  (2,008,118)  (1,421,377)   (6,182,237)    (415,413)   (3,690,168)
Contract terminations:
Surrender benefits.......    (5,158,329)    (837,375)    (511,680)   (3,467,220)    (212,344)   (1,538,186)
Death benefits...........      (348,068)    (119,364)     (35,856)     (543,529)     (33,006)     (157,187)
----------------------------------------------------------------------------------------------------------
Units outstanding at end
of year..................   181,225,095   30,615,038   17,863,880   125,875,176    4,935,518    93,664,100
----------------------------------------------------------------------------------------------------------

                                                        COMBINED
                                                        VARIABLE
OPERATIONS                     FGI          FNO         ACCOUNT
-------------------------
Investment income (loss)
-- net...................  $  (127,843) $  (206,714) $   60,314,799
Net realized gain (loss)
on investments...........           --           --       1,601,534
Net change in unrealized
appreciation or
depreciation of
investments..............    3,092,969    5,147,244     131,750,563
-------------------------
Net increase (decrease)
in net assets
resulting from
operations...............    2,965,126    4,940,530     193,666,896
-------------------------
CONTRACT TRANSACTIONS
-------------------------
Contract purchase
payments.................   13,841,301   13,991,080     302,026,520
Net transfers*...........   34,880,409   30,282,735     142,083,182
Transfers for policy
loans....................     (200,323)    (223,063)    (17,075,704)
Policy charges...........   (1,233,735)  (1,274,804)    (65,798,297)
Contract terminations:
Surrender benefits.......     (246,589)    (436,800)    (36,480,983)
Death benefits...........       (8,789)      (9,988)     (3,722,710)
-------------------------
Increase (decrease) from
contract transactions....   47,032,274   42,329,160     321,032,008
-------------------------
Net assets at beginning
of year..................    1,290,753    2,350,596   1,026,121,745
-------------------------
Net assets at end of
year.....................  $51,288,153  $49,620,286  $1,540,820,649
-------------------------
ACCUMULATION UNIT
ACTIVITY
-------------------------
Units outstanding at
beginning of year........    1,288,668    2,406,142
Contract purchase
payments.................   11,617,761   12,833,138
Net transfers*...........   29,596,543   28,094,106
Transfers for policy
loans....................     (167,885)    (203,109)
Policy charges...........   (1,026,899)  (1,156,378)
Contract terminations:
Surrender benefits.......     (199,141)    (390,852)
Death benefits...........       (7,905)      (9,493)
-------------------------
Units outstanding at end
of year..................   41,101,142   41,573,554
-------------------------

 *Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

66 PROSPECTUS

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT -- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
-----------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS                  YEAR ENDED DEC. 31, 1996

                                                   SEGREGATED ASSET SUBACCOUNTS
                           -----------------------------------------------------------------------------
OPERATIONS                      U             V            W            X            Y           IL
--------------------------------------------------------------------------------------------------------
Investment income (loss)
-- net...................  $ 63,128,737  $ 2,796,046  $   496,331  $ 18,554,702  $  429,014  $ 5,620,880
Net realized gain (loss)
on investments...........       673,174       62,947          (90)      218,174     (13,036)          --
Net change in unrealized
appreciation or
depreciation of
investments..............     5,691,003   (1,319,174)         (94)   17,604,775    (403,974)   2,374,285
--------------------------------------------------------------------------------------------------------
Net increase (decrease)
in net assets resulting
from operations..........    69,492,914    1,539,819      496,147    36,377,651      12,004    7,995,165
--------------------------------------------------------------------------------------------------------

CONTRACT TRANSACTIONS
--------------------------------------------------------------------------------------------------------
Contract purchase
payments.................   105,961,565   13,310,365    9,046,621    66,518,941   2,145,072   28,312,012
Net transfers*...........    66,015,408    3,722,805   (1,205,578)   22,431,178     692,739   43,320,118
Transfers for policy
loans....................    (6,244,169)    (355,098)      27,139    (3,900,647)    (80,185)    (665,251)
Policy charges...........   (23,329,445)  (3,771,136)  (1,130,174)  (17,570,432)   (802,276)  (3,387,753)
Contract terminations:
Surrender benefits.......   (14,981,757)  (1,611,110)    (450,677)  (10,189,903)   (266,418)  (1,284,169)
Death benefits...........      (952,889)    (205,738)     (28,391)     (652,571)    (45,597)     (77,361)
--------------------------------------------------------------------------------------------------------
Increase (decrease) from
contract transactions....   126,468,713   11,090,088    6,258,940    56,636,566   1,643,335   66,217,596
--------------------------------------------------------------------------------------------------------
Net assets at beginning
of year..................   315,067,238   41,822,065   10,655,369   238,337,495   7,546,468   24,822,823
--------------------------------------------------------------------------------------------------------
Net assets at end of
year.....................  $511,028,865  $54,451,972  $17,410,456  $331,351,712  $9,201,807  $99,035,584
--------------------------------------------------------------------------------------------------------

ACCUMULATION UNIT
ACTIVITY
--------------------------------------------------------------------------------------------------------
Units outstanding at
beginning of year .......   112,397,698   21,093,984    7,292,031    89,225,571   3,992,247   18,302,995
Contract purchase
payments.................    34,307,830    6,801,860    6,064,251    23,599,318   1,157,301   17,547,447
Net transfers*...........    21,380,545    1,912,837     (839,017)    7,943,928     352,919   26,953,612
Transfers for policy
loans....................    (2,016,634)    (182,651)      18,550    (1,382,862)    (43,801)    (412,513)
Policy charges...........    (7,542,639)  (1,925,848)    (757,352)   (6,225,537)   (432,937)  (2,093,202)
Contract terminations:
Surrender benefits.......    (4,851,362)    (820,422)    (301,100)   (3,621,740)   (144,876)    (797,805)
Death benefits...........      (302,062)    (105,090)     (19,322)     (229,562)    (24,398)     (47,725)
--------------------------------------------------------------------------------------------------------
Units outstanding at end
of year..................   153,373,376   26,774,670   11,458,041   109,309,116   4,856,455   59,452,809
--------------------------------------------------------------------------------------------------------

                                                      COMBINED
                                                      VARIABLE
OPERATIONS                   FGI**       FNO**        ACCOUNT
-------------------------
Investment income (loss)
-- net...................  $    7,687  $   (1,042) $   91,032,355
Net realized gain (loss)
on investments...........          --          --         941,169
Net change in unrealized
appreciation or
depreciation of
investments..............      (4,959)    (17,901)     23,923,961
-------------------------
Net increase (decrease)
in net assets resulting
from operations..........       2,728     (18,943)    115,897,485
-------------------------
CONTRACT TRANSACTIONS
-------------------------
Contract purchase
payments.................     143,703     362,548     225,800,827
Net transfers*...........   1,148,866   2,017,177     138,142,713
Transfers for policy
loans....................        (596)     (2,348)    (11,221,155)
Policy charges...........      (3,948)     (7,838)    (50,003,002)
Contract terminations:
Surrender benefits.......          --          --     (28,784,034)
Death benefits...........          --          --      (1,962,547)
-------------------------
Increase (decrease) from
contract transactions....   1,288,025   2,369,539     271,972,802
-------------------------
Net assets at beginning
of year..................          --          --     638,251,458
-------------------------
Net assets at end of
year.....................  $1,290,753  $2,350,596  $1,026,121,745
-------------------------
ACCUMULATION UNIT
ACTIVITY
-------------------------
Units outstanding at
beginning of year .......          --          --
Contract purchase
payments.................     143,378     369,756
Net transfers*...........   1,149,856   2,046,787
Transfers for policy
loans....................        (611)     (2,377)
Policy charges...........      (3,955)     (8,024)
Contract terminations:
Surrender benefits.......          --          --
Death benefits...........          --          --
-------------------------
Units outstanding at end
of year..................   1,288,668   2,406,142
-------------------------

* Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.

** For the period from Nov. 22, 1996 (commencement of operations) to Dec. 31, 1996.

See accompanying notes to financial statements.

                                                                   67 PROSPECTUS

                 FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE
                 LIFE SUBACCOUNTS

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION

IDS Life Variable Life Separate Account (the Variable Account) was established under Minnesota law on Oct. 16, 1985 as a segregated asset account of IDS Life Insurance Company (IDS Life). The Variable Account is registered as a single unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Operations of the Variable Account commenced on Jan. 20, 1986.

The Variable Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following portfolios or funds (the Funds), which are registered under the 1940 Act as diversified, open-end management investment companies and have the following investment managers.

SUBACCOUNT  INVESTS EXCLUSIVELY IN SHARES OF                         INVESTMENT MANAGER
-----------------------------------------------------------------------------------------------------------------------
U           IDS Life Series Fund Equity Portfolio                    IDS Life Insurance Company(1)
V           IDS Life Series Fund Income Portfolio                    IDS Life Insurance Company(1)
W           IDS Life Series Fund Money Market Portfolio              IDS Life Insurance Company(1)
X           IDS Life Series Fund Managed Portfolio                   IDS Life Insurance Company(1)
Y           IDS Life Series Fund Government Securities Portfolio     IDS Life Insurance Company(1)
IL          IDS Life Series Fund International Equity Portfolio      IDS Life Insurance Company(1)
FGI         AIM V.I. Growth and Income Fund                          AIM Management Group Inc.
FNO         Putnam VT New Opportunities Fund                         Putnam Investment Management, Inc.
-----------------------------------------------------------------------------------------------------------------------

(1)American Express Financial Corporation (AEFC) is the investment advisor.

The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life.

IDS Life serves as the distributor of the Flexible Premium Survivorship Variable Life Policy.

--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS IN THE FUNDS
Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Fund. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
IDS Life is taxed as a life insurance company. The Variable Account is treated as part of IDS Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Variable Account.

--------------------------------------------------------------------------------
3. MORTALITY AND EXPENSE RISK FEE AND POLICY CHARGES

IDS Life makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the policy owners and beneficiaries will not affect the Variable Account. The mortality and expense risk fee paid to IDS Life is computed daily and is equal, on an annual basis, to 0.9% of the average daily net assets of the subaccount. A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which IDS Life is

68 PROSPECTUS

                 FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE
                 LIFE SUBACCOUNTS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

3. MORTALITY AND EXPENSE RISK FEE AND POLICY CHARGES (CONTINUED) assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

IDS Life deducts a policy fee of $30 per month for the first 15 years. This charge reimburses IDS Life for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies. IDS Life does not anticipate that it will make any profit on this charge. IDS Life reserves the right to change this charge in the future, but guarantees that it will never exceed $30 per month.

--------------------------------------------------------------------------------
4. OPTIONAL INSURANCE BENEFIT CHARGE

Each month IDS Life deducts charges for any optional insurance benefits added to the policy by rider.

--------------------------------------------------------------------------------
5. PREMIUM EXPENSE CHARGE

IDS Life deducts charges for three separate items from each premium payment. The total of these charges is called the premium expense charge. Details regarding these three charges follows.

A sales charge of 7.25% of each premium payment will be deducted to compensate IDS Life for expenses in distributing the policy, including agents' compensation, advertising and printing the prospectus and sales literature.

The policy provides that a charge of 2.5% of each premium payment will be deducted to cover the premium taxes assessed by various states. Premium taxes vary from state to state. This charge is the average rate which IDS Life expects to pay on premiums from all states.

The policy provides that a charge of 1.25% of each premium payment is deducted to cover the federal taxes resulting from the sale of the policy. IDS Life reserves the right to change this charge in the future if applicable federal law changes.

--------------------------------------------------------------------------------
6. SURRENDER CHARGE

There are surrender charges for full surrenders in the first 15 years of the policy. They are generally level for 5 years and decreasing the next 10 years. The surrender charge is $4.00 per $1,000 of the amount used to determine the death benefit (specified amount). This surrender charge reimburses IDS Life for the cost of issuing the policy. Charges by IDS Life for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $17,936,810 in 1998, $14,502,145 in 1997 and $11,956,753 in 1996. Such charges are not treated as a separate expense of the subaccounts or Variable Account. They are ultimately deducted from surrender benefits paid by IDS Life.

--------------------------------------------------------------------------------
7. INVESTMENT IN SHARES

The subaccounts' investment in shares of the Funds as of Dec. 31, 1998 were as follows:

SUBACCOUNT  INVESTMENT                                                    SHARES        NAV
-------------------------------------------------------------------------------------------
U           IDS Life Series Fund Equity Portfolio..................   32,330,459  $   27.54
V           IDS Life Series Fund Income Portfolio..................    8,256,015      10.03
W           IDS Life Series Fund Money Market Portfolio............   34,741,315       1.00
X           IDS Life Series Fund Managed Portfolio.................   29,407,407      19.10
Y           IDS Life Series Fund Government Securities Portfolio...    1,213,762      10.37
IL          IDS Life Series Fund International Equity Portfolio....   13,438,137      18.05
FGI         AIM V.I. Growth and Income Fund........................    6,815,255      23.75
FNO         Putnam VT New Opportunities Fund.......................    5,227,424      26.06
-------------------------------------------------------------------------------------------

                                                                   69 PROSPECTUS

                 FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE
                 LIFE SUBACCOUNTS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

8. INVESTMENT TRANSACTIONS

The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, were as follows:

                                                                                    YEAR ENDED DEC. 31,
                                                                          ----------------------------------------
SUBACCOUNT  INVESTMENT                                                        1998          1997          1996
------------------------------------------------------------------------------------------------------------------
U           IDS Life Series Fund Equity Portfolio.......................  $226,733,888  $121,966,988  $192,481,448
V           IDS Life Series Fund Income Portfolio.......................    20,320,237    15,630,034    17,388,084
W           IDS Life Series Fund Money Market Portfolio.................    19,356,076    20,383,104    12,976,023
X           IDS Life Series Fund Managed Portfolio......................    94,424,448    92,732,258    77,193,596
Y           IDS Life Series Fund Government Securities Portfolio........     5,166,525     4,076,984     3,488,184
IL          IDS Life Series Fund International Equity Portfolio.........    52,222,291    63,357,169    72,175,223
FGI         AIM V.I. Growth and Income Fund.............................    84,722,297    46,942,418     1,296,276*
FNO         Putnam VT New Opportunities Fund............................    65,398,582    42,159,212     2,369,506*
------------------------------------------------------------------------------------------------------------------
            Combined Variable Account                                     $568,344,344  $407,248,167  $379,368,340
------------------------------------------------------------------------------------------------------------------

*Commenced operations on Nov. 22, 1996.

70 PROSPECTUS

                 FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE
                 LIFE SUBACCOUNTS

--------------------------------------------------------------------------------
CONDENSED FINANCIAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The following tables give per-unit information about the financial history of each subaccount.

                                                                           Year ended Dec. 31,
                                          --------------------------------------------------------------------------------------
                                            1998       1997       1996       1995       1994       1993       1992       1991
--------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT U (INVESTING IN SHARES OF IDS LIFE
SERIES FUND EQUITY PORTFOLIO)
Accumulation unit value at beginning of
period..................................      $4.00      $3.33      $2.80      $2.04      $2.01      $1.79      $1.71      $1.04
Accumulation unit value at end of
period..................................      $4.32      $4.00      $3.33      $2.80      $2.04      $2.01      $1.79      $1.71
Number of accumulation units outstanding
at end of period (000 omitted)..........    205,971    181,225    153,373    112,398     86,672     54,422     35,765     20,713
--------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT V (INVESTING IN SHARES OF IDS LIFE
SERIES FUND INCOME PORTFOLIO)
Accumulation unit value at beginning of
period..................................      $2.18      $2.03      $1.98      $1.65      $1.74      $1.53      $1.41      $1.23
Accumulation unit value at end of
period..................................      $2.28      $2.18      $2.03      $1.98      $1.65      $1.74      $1.53      $1.41
Number of accumulation units outstanding
at end of period (000 omitted)..........     36,390     30,615     26,775     21,094     16,248     13,255      8,848      6,088
--------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT W (INVESTING IN SHARES OF IDS LIFE
SERIES FUND MONEY MARKET PORTFOLIO)
Accumulation unit value at beginning of
period..................................      $1.58      $1.52      $1.46      $1.40      $1.36      $1.34      $1.31      $1.25
Accumulation unit value at end of
period..................................      $1.65      $1.58      $1.52      $1.46      $1.40      $1.36      $1.34      $1.31
Number of accumulation units outstanding
at end of period (000 omitted)..........     21,082     17,864     11,458      7,292      4,148      2,911      2,981      2,876
--------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT X (INVESTING IN SHARES OF IDS LIFE
SERIES FUND MANAGED PORTFOLIO)
Accumulation unit value at beginning of
period..................................      $3.54      $3.03      $2.67      $2.27      $2.27      $1.91      $1.75      $1.34
Accumulation unit value at end of
period..................................      $4.02      $3.54      $3.03      $2.67      $2.27      $2.27      $1.91      $1.75
Number of accumulation units outstanding
at end of period (000 omitted)..........    139,809    125,875    109,309     89,226     70,903     45,870     30,475     21,753
--------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT Y (INVESTING IN SHARES OF IDS LIFE
SERIES FUND GOVERNMENT SECURITIES PORTFOLIO)
Accumulation unit value at beginning of
period..................................      $2.05      $1.89      $1.89      $1.62      $1.71      $1.54      $1.46      $1.26
Accumulation unit value at end of
period..................................      $2.20      $2.05      $1.89      $1.89      $1.62      $1.71      $1.54      $1.46
Number of accumulation units outstanding
at end of period (000 omitted)..........      5,729      4,936      4,856      3,992      3,949      3,444      2,556      1,504
--------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT IL(1) (INVESTING IN SHARES OF IDS LIFE
SERIES FUND INTERNATIONAL EQUITY PORTFOLIO)
Accumulation unit value at beginning of
period..................................      $1.75      $1.67      $1.36      $0.99      $1.00         --         --         --
Accumulation unit value at end of
period..................................      $2.11      $1.75      $1.67      $1.36      $0.99         --         --         --
Number of accumulation units outstanding
at end of period (000 omitted)..........    114,892     93,664     59,453     18,303      2,582         --         --         --
--------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FGI(2) (INVESTING IN SHARES OF AIM V.I.
GROWTH AND INCOME FUND)
Accumulation unit value at beginning of
period..................................      $1.25      $1.00      $1.00         --         --         --         --         --
Accumulation unit value at end of
period..................................      $1.58      $1.25      $1.00         --         --         --         --         --
Number of accumulation units outstanding
at end of period (000 omitted)..........    102,426     41,101      1,289         --         --         --         --         --
--------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FNO(2) (INVESTING IN SHARES OF PUTNAM
VT NEW OPPORTUNITIES FUND)
Accumulation unit value at beginning of
period..................................      $1.19      $0.98      $1.00         --         --         --         --         --
Accumulation unit value at end of
period..................................      $1.47      $1.19      $0.98         --         --         --         --         --
Number of accumulation units outstanding
at end of period (000 omitted)..........     92,520     41,574      2,406         --         --         --         --         --
--------------------------------------------------------------------------------------------------------------------------------


                                            1990       1989
----------------------------------------
SUBACCOUNT U (INVESTING IN SHARES OF IDS
SERIES FUND EQUITY PORTFOLIO)
Accumulation unit value at beginning of
period..................................      $1.10      $0.90
Accumulation unit value at end of
period..................................      $1.04      $1.10
Number of accumulation units outstanding
at end of period (000 omitted)..........     13,993      9,013
----------------------------------------
SUBACCOUNT V (INVESTING IN SHARES OF IDS
SERIES FUND INCOME PORTFOLIO)
Accumulation unit value at beginning of
period..................................      $1.17      $1.06
Accumulation unit value at end of
period..................................      $1.23      $1.17
Number of accumulation units outstanding
at end of period (000 omitted)..........      4,646      3,207
----------------------------------------
SUBACCOUNT W (INVESTING IN SHARES OF IDS
SERIES FUND MONEY MARKET PORTFOLIO)
Accumulation unit value at beginning of
period..................................      $1.17      $1.08
Accumulation unit value at end of
period..................................      $1.25      $1.17
Number of accumulation units outstanding
at end of period (000 omitted)..........      2,221      1,497
----------------------------------------
SUBACCOUNT X (INVESTING IN SHARES OF IDS
SERIES FUND MANAGED PORTFOLIO)
Accumulation unit value at beginning of
period..................................      $1.25      $0.97
Accumulation unit value at end of
period..................................      $1.34      $1.25
Number of accumulation units outstanding
at end of period (000 omitted)..........     15,649     10,496
----------------------------------------
SUBACCOUNT Y (INVESTING IN SHARES OF IDS
SERIES FUND GOVERNMENT SECURITIES PORTFO
Accumulation unit value at beginning of
period..................................      $1.20      $1.05
Accumulation unit value at end of
period..................................      $1.26      $1.20
Number of accumulation units outstanding
at end of period (000 omitted)..........      1,096        491
----------------------------------------
SUBACCOUNT IL(1) (INVESTING IN SHARES OF
SERIES FUND INTERNATIONAL EQUITY PORTFOL
Accumulation unit value at beginning of
period..................................         --         --
Accumulation unit value at end of
period..................................         --         --
Number of accumulation units outstanding
at end of period (000 omitted)..........         --         --
----------------------------------------
SUBACCOUNT FGI(2) (INVESTING IN SHARES O
GROWTH AND INCOME FUND)
Accumulation unit value at beginning of
period..................................         --         --
Accumulation unit value at end of
period..................................         --         --
Number of accumulation units outstanding
at end of period (000 omitted)..........         --         --
----------------------------------------
SUBACCOUNT FNO(2) (INVESTING IN SHARES O
VT NEW OPPORTUNITIES FUND)
Accumulation unit value at beginning of
period..................................         --         --
Accumulation unit value at end of
period..................................         --         --
Number of accumulation units outstanding
at end of period (000 omitted)..........         --         --
----------------------------------------

(1)Operations commenced on Oct. 28, 1994.
(2)Operations commenced on Nov. 22, 1996.

                                                                   71 PROSPECTUS

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

IDS LIFE FINANCIAL INFORMATION
-----------------------------------------------------------------

The financial statements shown below are those of the insurance company and not those of any other entity. They are included for the purpose of informing the investor as to the financial condition of the insurance company and its ability to carry out its obligations under its variable contracts.

IDS LIFE INSURANCE COMPANY
-----------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS                                        DEC. 31, 1998    DEC. 31, 1997
ASSETS                                                        ($ thousands, except share amounts)
-------------------------------------------------------------------------------------------------
Investments:
Fixed maturities:
Held to maturity, at amortized cost (fair value: 1998,
$8,420,035; 1997, $9,743,410)....................................  $  7,964,114     $  9,315,450
Available for sale, at fair value (amortized cost: 1998,
$13,344,949; 1997, $12,515,030)..................................    13,613,139       12,876,694
Mortgage loans on real estate....................................     3,505,458        3,618,647
Policy loans.....................................................       525,431          498,874
Other investments................................................       366,604          318,591
-------------------------------------------------------------------------------------------------
Total investments................................................    25,974,746       26,628,256
-------------------------------------------------------------------------------------------------
Cash and cash equivalents........................................        22,453           19,686
Amounts recoverable from reinsurers..............................       262,260          205,716
Amounts due from brokers.........................................           327            8,400
Other accounts receivable........................................        47,963           37,895
Accrued investment income........................................       366,574          357,390
Deferred policy acquisition costs................................     2,496,352        2,479,577
Other assets.....................................................        30,487           22,700
Separate account assets..........................................    27,349,401       23,214,504
-------------------------------------------------------------------------------------------------
Total assets.....................................................  $ 56,550,563     $ 52,974,124
-------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDER'S EQUITY
-------------------------------------------------------------------------------------------------
Liabilities:
Future policy benefits:
Fixed annuities..................................................  $  21,172,303    $  22,009,747
Universal life-type insurance....................................      3,343,671        3,280,489
Traditional life insurance.......................................        225,306          213,676
Disability income and long-term care insurance...................        660,320          533,124
Policy claims and other policyholders' funds.....................         70,309           68,345
Deferred income taxes, net.......................................         16,930           61,582
Amounts due to brokers...........................................        195,406          381,458
Other liabilities................................................        410,285          345,383
Separate account liabilities.....................................     27,349,401       23,214,504
-------------------------------------------------------------------------------------------------
Total liabilities................................................     53,443,931       50,108,308
-------------------------------------------------------------------------------------------------
Stockholder's equity:
Capital stock, $30 par value per share; 100,000 shares
authorized, issued and outstanding...............................          3,000            3,000
Additional paid-in capital.......................................        288,327          290,847
Accumulated other comprehensive income, net of tax:
Net unrealized securities gains..................................        169,584          226,359
Retained earnings................................................      2,645,721        2,345,610
-------------------------------------------------------------------------------------------------
Total stockholder's equity.......................................      3,106,632        2,865,816
-------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity.......................  $  56,550,563    $  52,974,124
-------------------------------------------------------------------------------------------------

See accompanying notes.

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

--------------------------------------------------------------------------------

                                                                             YEARS ENDED DEC. 31,
                                                                      1998           1997            1996
CONSOLIDATED STATEMENTS OF INCOME                                               ($ thousands)
------------------------------------------------------------------------------------------------------------
Revenues:
Premiums:
Traditional life insurance.......................................  $   53,132       $   52,473    $   51,403
Disability income and long-term care insurance...................     176,298          154,021       131,518
------------------------------------------------------------------------------------------------------------
Total premiums...................................................     229,430          206,494       182,921
------------------------------------------------------------------------------------------------------------
Policyholder and contractholder charges..........................     383,965          341,726       302,999
Management and other fees........................................     401,057          340,892       271,342
Net investment income............................................   1,986,485        1,988,389     1,965,362
Net realized gain (loss) on investments..........................       6,902              860          (159)
------------------------------------------------------------------------------------------------------------
Total revenues...................................................   3,007,839        2,878,361     2,722,465
------------------------------------------------------------------------------------------------------------
Benefits and expenses:
Death and other benefits:
Traditional life insurance.......................................      29,835           28,951        26,919
Universal life-type insurance and investment contracts...........     108,349           92,814        85,017
Disability income and long-term care insurance...................      27,414           22,333        19,185
Increase in liabilities for future policy benefits:
Traditional life insurance.......................................       6,052            3,946         1,859
Disability income and long-term care insurance...................      73,305           63,631        57,230
Interest credited on universal life-type insurance and investment
contracts........................................................   1,317,124        1,386,448     1,370,468
Amortization of deferred policy acquisition costs................     382,642          322,731       278,605
Other insurance and operating expenses...........................     287,326          276,596       261,468
------------------------------------------------------------------------------------------------------------
Total benefits and expenses......................................   2,232,047        2,197,450     2,100,751
------------------------------------------------------------------------------------------------------------
Income before income taxes.......................................     775,792          680,911       621,714
Income taxes.....................................................     235,681          206,664       207,138
------------------------------------------------------------------------------------------------------------
Net income.......................................................  $  540,111       $  474,247    $  414,576
------------------------------------------------------------------------------------------------------------

See accompanying notes.

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                    ACCUMULATED
CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY                                                       OTHER
                                                               TOTAL                  ADDITIONAL    COMPREHENSIVE
                                                            STOCKHOLDER'S CAPITAL      PAID-IN       INCOME,      RETAINED
THREE YEARS ENDED DEC. 31, 1998 ($ thousands)                 EQUITY       STOCK       CAPITAL      NET OF TAX    EARNINGS
---------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1995................................  $2,331,708     $3,000       $278,814    $ 230,129    $1,819,765
Comprehensive income:
Net income................................................     414,576         --             --           --       414,576
Unrealized holding losses arising during the year, net of
deferred policy acquisition costs of $10,325 and taxes of
$82,982...................................................    (154,111)        --             --     (154,111)           --
Reclassification adjustment for losses included in net
income, net of tax of $(5,429)............................      10,084         --             --       10,084            --
                                                            -----------                             ----------
Other comprehensive loss..................................    (144,027)        --             --     (144,027)           --
                                                            -----------
Comprehensive income......................................     270,549         --             --           --            --
Capital contribution from parent..........................       4,801         --          4,801           --            --
Other changes.............................................       2,022         --             --           --         2,022
Cash dividends to parent..................................    (165,000)        --             --           --      (165,000)
                                                            ---------------------------------------------------------------
Balance, December 31, 1996................................   2,444,080      3,000        283,615       86,102     2,071,363
Comprehensive income:
Net income................................................     474,247         --             --           --       474,247
Unrealized holding gains arising during the year, net of
effect on deferred policy acquisition costs of $(7,714)
and taxes of $(75,215)....................................     139,686         --             --      139,686            --
Reclassification adjustment for losses included in net
income, net of tax of $(308)..............................         571         --             --          571            --
                                                            -----------                             ----------
Other comprehensive income................................     140,257         --             --      140,257            --
                                                            -----------
Comprehensive income......................................     614,504         --             --           --            --
Capital contribution from parent..........................       7,232         --          7,232           --            --
Cash dividends to parent..................................    (200,000)        --             --           --      (200,000)
                                                            ---------------------------------------------------------------
Balance, December 31, 1997................................   2,865,816      3,000        290,847      226,359     2,345,610
Comprehensive income:
Net income................................................     540,111         --             --           --       540,111
Unrealized holding losses arising during the year, net of
effect on deferred policy acquisition costs of $6,333 and
taxes of $32,826..........................................     (60,964)        --             --      (60,964)           --
Reclassification adjustment for losses included in net
income, net of tax of $(2,254)............................       4,189         --             --        4,189            --
                                                            -----------                             ----------
Other comprehensive loss..................................     (56,775)        --             --      (56,775)           --
                                                            -----------
Comprehensive income......................................     483,336         --             --           --            --
Other changes.............................................      (2,520)        --         (2,520)          --            --
Cash dividends to parent..................................    (240,000)        --             --           --      (240,000)
                                                            ---------------------------------------------------------------
Balance, December 31, 1998................................  $3,106,632     $3,000       $288,327    $ 169,584    $2,645,721
---------------------------------------------------------------------------------------------------------------------------

See accompanying notes.

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

--------------------------------------------------------------------------------

                                                                             YEARS ENDED DEC. 31,
                                                                      1998           1997           1996
CONSOLIDATED STATEMENTS OF CASH FLOWS                                             (thousands)
------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income.......................................................  $   540,111    $   474,247    $   414,576
Adjustments to reconcile net income to net cash provided by (used
in) operating activities:
Policy loan issuance, excluding universal life-type insurance....      (53,883)       (54,665)       (49,314)
Policy loan repayment, excluding universal life-type insurance...       57,902         46,015         41,179
Change in amounts recoverable from reinsurers....................      (56,544)       (47,994)       (43,335)
Change in other accounts receivable..............................      (10,068)         6,194         (4,981)
Change in accrued investment income..............................       (9,184)       (14,077)         4,695
Change in deferred policy acquisition costs, net.................      (10,443)      (156,486)      (294,755)
Change in liabilities for future policy benefits for traditional
life, disability income and long-term care insurance.............      138,826        112,915         97,479
Change in policy claims and other policyholders' funds...........        1,964        (15,289)        27,311
Change in deferred income tax provision (benefit)................      (19,122)        19,982        (65,609)
Change in other liabilities......................................       64,902         13,305         46,724
Amortization of premium (accretion of discount), net.............        9,170         (5,649)       (23,032)
Net realized (gain) loss on investments..........................       (6,902)          (860)           159
Policyholder and contractholder charges, non-cash................     (172,396)      (160,885)      (154,286)
Other, net.......................................................       10,786          7,161        (10,816)
------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) operating activities..............  $   485,119    $   223,914    $   (14,005)
------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
Fixed maturities held to maturity:
Purchases........................................................  $    (1,020)   $    (1,996)   $   (43,751)
Maturities, sinking fund payments and calls......................    1,162,731        686,503        759,248
Sales............................................................      236,963        236,761        279,506
Fixed maturities available for sale:
Purchases........................................................   (4,100,238)    (3,160,133)    (2,299,198)
Maturities, sinking fund payments and calls......................    2,967,311      1,206,213      1,270,240
Sales............................................................      278,955        457,585        238,905
Other investments, excluding policy loans:
Purchases........................................................     (555,647)      (524,521)      (904,536)
Sales............................................................      579,038        335,765        236,912
Change in amounts due from brokers...............................        8,073          2,647        (11,047)
Change in amounts due to brokers.................................     (186,052)       119,471        140,369
------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) investing activities..............      390,114       (641,705)      (333,352)
------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Activity related to universal life-type insurance and
investment contracts:
Considerations received..........................................    1,873,624      2,785,758      3,567,586
Surrenders and death benefits....................................   (3,792,612)    (3,736,242)    (4,250,294)
Interest credited to account balances............................    1,317,124      1,386,448      1,370,468
Universal life-type insurance policy loans:
Issuance.........................................................      (97,602)       (84,835)       (86,501)
Repayment........................................................       67,000         54,513         58,753
Capital transaction with parent..................................           --          7,232          4,801
Dividends paid...................................................     (240,000)      (200,000)      (165,000)
------------------------------------------------------------------------------------------------------------
Net cash provided by financing activities........................     (872,466)       212,874        499,813
------------------------------------------------------------------------------------------------------------
Net (decrease) increase in cash and cash equivalents.............        2,767       (204,917)       152,456
Cash and cash equivalents at beginning of year...................       19,686        224,603         72,147
------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year.........................  $    22,453    $    19,686    $   224,603
------------------------------------------------------------------------------------------------------------

See accompanying notes.

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS)
-----------------------------------------------------------------
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS
IDS Life Insurance Company (the Company) is a stock life insurance company organized under the laws of the State of Minnesota. The Company is a wholly owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly owned subsidiary of American Express Company. The Company serves residents of all states except New York. IDS Life Insurance Company of New York is a wholly owned subsidiary of the Company and serves New York State residents. The Company also wholly owns American Enterprise Life Insurance Company, American Centurion Life Assurance Company, American Partners Life Insurance Company and American Express Corporation.

The Company's principal products are deferred annuities and universal life insurance, which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's insurance products include universal life (fixed and variable), whole life, single premium life and term products (including waiver of premium and accidental death benefits). The Company also markets disability income and long-term care insurance.

BASIS OF PRESENTATION
The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All material intercompany accounts and transactions have been eliminated in consolidation.

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities (see Note 4).

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS
Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities and all marketable equity securities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are reported as a separate component of other comprehensive income, net of deferred policy acquisition costs and deferred taxes.

Realized investment gain or loss is determined on an identified cost basis.

Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

Mortgage loans on real estate are carried at amortized cost less reserves for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

Impairment of mortgage loans is measured as the excess of a loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for mortgage loan losses. The reserve for mortgage loan losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) experience, expected future principal and interest payments, estimated collateral values, and current and anticipated economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

The cost of interest rate caps and floors is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized. The amortized cost of interest rate caps and floors is included in other investments. Amounts paid or received under interest rate swap agreements are recognized as an adjustment to investment income.

The Company purchases and writes index options to hedge the fee income earned on the management of equity securities in separate accounts and the underlying mutual funds. These index options are carried at market value and are included in other investments or other liabilities, as appropriate. Gains or losses on index options that qualify as hedges are deferred and recognized in management and other fees in the same period as the hedged fee income. Gains or losses on index options that do not qualify as hedges are marked to market through the income statement.

The Company also uses index options to manage the risks related to a certain annuity product that pays interest based upon the relative change in a major stock market index between the beginning and end of the product's term. Purchased options used in conjunction with this product are reported in other investments and written options are included in other liabilities. The amortization of the cost of purchased options, the proceeds of written options and the changes in intrinsic value of the contracts are included in net investment income.

Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies.

When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the fair value by a charge to income.

STATEMENTS OF CASH FLOWS
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

Supplementary information to the consolidated statements of cash flows for the years ended December 31 is summarized as follows:

                                       1998      1997      1996
-----------------------------------------------------------------
CASH PAID DURING THE YEAR FOR:
Income taxes.......................  $215,003  $174,472  $317,283
Interest on borrowings.............    14,529     8,213     4,119
-----------------------------------------------------------------

RECOGNITION OF PROFITS ON ANNUITY CONTRACTS AND INSURANCE POLICIES
Profits on fixed deferred annuities are recognized by the Company over the lives of the contracts, using primarily the interest method. Profits represent the excess of investment income earned from investment of contract considerations over interest credited to contract owners and other expenses.

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
The retrospective deposit method is used in accounting for universal life-type insurance. Under this method, profits are recognized over the lives of the policies in proportion to the estimated gross profits expected to be realized.

Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Policyholder and contractholder charges include the monthly cost of insurance charges, issue and administrative fees and surrender charges. These charges also include the minimum death benefit guarantee fees received from the variable life insurance separate accounts. Management and other fees include investment management fees from underlying proprietary mutual funds and mortality and expense risk fees received from the variable annuity and variable life insurance separate accounts.

DEFERRED POLICY ACQUISITION COSTS
The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts. The deferred acquisition costs for most single premium deferred annuities and installment annuities are amortized using primarily the interest method. The costs for universal life-type insurance and certain installment annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

LIABILITIES FOR FUTURE POLICY BENEFITS
Liabilities for universal life-type insurance and deferred annuities are accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 5% to 9.5%, depending on year of issue.

Liabilities for future benefits on traditional life insurance are based on the net level premium method, using anticipated mortality, policy persistency and interest earning rates. Anticipated mortality rates are based on established industry mortality tables. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on cash value plans generally anticipated to be better than persistency on term insurance plans. Anticipated interest rates range from 4% to 10%, depending on policy form, issue year and policy duration.

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method, using anticipated morbidity, mortality, policy persistency and interest earning rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated interest rates for disability income and long-term care policy reserves are 3% to 9.5% at policy issue and grade to ultimate rates of 5% to 7% over 5 to 10 years.

Claim reserves are calculated based on claim continuance tables and anticipated interest earnings. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both disability income and long-term care range from 6% to 8%.

REINSURANCE
The maximum amount of life insurance risk retained by the Company on any one life is $750 of life benefit plus $50 of accidental death benefits. The maximum amount of life insurance risk retained on any joint-life

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) combination is $1,500. The excesses are reinsured with other life insurance companies, primarily on a yearly renewable term basis. Long-term care policies are primarily reinsured on a coinsurance basis. Beginning in 1998, the Company retains all disability income and waiver of premium risk.

FEDERAL INCOME TAXES
The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Included in other liabilities at December 31, 1998 and 1997 are $26,291 payable to and $12,061, receivable from, respectively, AEFC for federal income taxes.

SEPARATE ACCOUNT BUSINESS
The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. The Company receives investment management fees from the proprietary mutual funds used as investment options for variable annuities and variable life insurance. The Company receives mortality and expense risk fees from the separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

ACCOUNTING CHANGES
Effective January 1, 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income." SFAS No. 130 requires the reporting and display of comprehensive income and its components. Comprehensive income is defined as the aggregate change in stockholder's equity excluding changes in ownership interests. For the Company, it is net income and the unrealized gains or losses on available-for-sale securities, net of the effect on deferred policy acquisition costs, taxes and reclassification adjustment.

In March 1998, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 98-1, "Accounting for Costs of Computer Software Developed or Obtained for Internal Use." The SOP, which is effective January 1, 1999, requires the capitalization of certain costs incurred after the date of adoption to develop or obtain software for internal use. Software utilized by the Company is owned by AEFC and will be capitalized by AEFC. As a result, the new rule will not have a material impact on the Company's results of operations or financial condition.

In December 1997, the AICPA issued SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments," providing guidance for the timing of recognition of liabilities related to guaranty fund assessments. The Company will adopt the SOP on January 1, 1999. The Company has historically carried a balance

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) in other liabilities on the balance sheet for potential guaranty fund assessment exposure. Adoption of the SOP will not have a material impact on the Company's results of operations or financial condition.

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," which is effective January 1, 2000. This Statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. The accounting for changes in the fair value of a derivative depends on the intended use of the derivative and the resulting designation. Earlier application of all of the provisions of this Statement is encouraged, but it is permitted only as of the beginning of any fiscal quarter that begins after issuance of the Statement. This Statement cannot be applied retroactively. The ultimate financial impact of the new rule will be measured based on the derivatives in place at adoption and cannot be estimated at this time.

RECLASSIFICATION
Certain 1997 and 1996 amounts have been reclassified to conform to the 1998 presentation.

--------------------------------------------------------------------------------
2. INVESTMENTS

Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

The amortized cost, gross unrealized gains and losses and fair values of investments in fixed maturities and equity securities at December 31, 1998 are as follows:

                                                               GROSS         GROSS
                                                AMORTIZED   UNREALIZED    UNREALIZED        FAIR
HELD TO MATURITY                                  COST         GAINS        LOSSES         VALUE
----------------------------------------------------------------------------------------------------
U.S. Government agency obligations...........  $   39,888     $  4,460      $     --    $     44,348
State and municipal obligations..............       9,683          491            --          10,173
Corporate bonds and obligations..............   6,305,476      447,752        27,087       6,726,141
Mortgage-backed securities...................   1,609,067       30,458           152       1,639,373
----------------------------------------------------------------------------------------------------
                                               $7,964,114     $483,161      $ 27,239    $  8,420,035
----------------------------------------------------------------------------------------------------

                                                               GROSS         GROSS
                                                AMORTIZED   UNREALIZED    UNREALIZED        FAIR
AVAILABLE FOR SALE                                COST         GAINS        LOSSES         VALUE
----------------------------------------------------------------------------------------------------
U.S. Government agency obligations...........  $   52,043     $  3,324      $     --    $     55,367
State and municipal obligations..............      11,060        1,231            --          12,291
Corporate bonds and obligations..............   7,332,344      271,174       155,181       7,448,337
Mortgage-backed securities...................   5,949,502      151,511         3,869       6,097,144
----------------------------------------------------------------------------------------------------
Total fixed maturities.......................  13,344,949      427,240       159,050      13,613,139
Equity securities............................       3,000          158            --           3,158
----------------------------------------------------------------------------------------------------
                                               $13,347,949    $427,398      $159,050    $ 13,616,297
----------------------------------------------------------------------------------------------------

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

2. INVESTMENTS (CONTINUED)
The amortized cost, gross unrealized gains and losses and fair values of investmentsin fixed maturities and equity securities at December 31, 1997 are as follows:

                                                               GROSS         GROSS
                                                AMORTIZED   UNREALIZED    UNREALIZED
HELD TO MATURITY                                  COST         GAINS        LOSSES       FAIR VALUE
-----------------------------------------------------------------------------------------------------
U.S. Government agency obligations...........  $   41,932     $  2,949      $    --     $      44,881
State and municipal obligations..............       9,684          568           --            10,252
Corporate bonds and obligations..............   7,280,646      415,700        9,322         7,687,024
Mortgage-backed securities...................   1,983,188       25,976        7,911         2,001,253
-----------------------------------------------------------------------------------------------------
                                               $9,315,450     $445,193      $17,233     $   9,743,410
-----------------------------------------------------------------------------------------------------

                                                               GROSS         GROSS
                                                AMORTIZED   UNREALIZED    UNREALIZED        FAIR
AVAILABLE FOR SALE                                COST         GAINS        LOSSES          VALUE
-----------------------------------------------------------------------------------------------------
U.S. Government agency obligations...........  $   65,291     $  4,154      $    --     $      69,445
State and municipal obligations..............      11,045        1,348           --            12,393
Corporate bonds and obligations..............   5,308,129      232,761       30,198         5,510,692
Mortgage-backed securities...................   7,130,565      160,478        6,879         7,284,164
-----------------------------------------------------------------------------------------------------
Total fixed maturities.......................  12,515,030      398,741       37,077        12,876,694
Equity securities............................       3,000          361           --             3,361
-----------------------------------------------------------------------------------------------------
                                               $12,518,030    $399,102      $37,077     $  12,880,055
-----------------------------------------------------------------------------------------------------

The amortized cost and fair value of investments in fixed maturities at December 31, 1998 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                           AMORTIZED      FAIR
HELD TO MATURITY                             COST         VALUE
------------------------------------------------------------------
Due in one year or less.................  $  354,296   $   359,020
Due from one to five years..............   2,111,369     2,249,847
Due from five to ten years..............   3,012,227     3,189,789
Due in more than ten years..............     877,155       982,006
Mortgage-backed securities..............   1,609,067     1,639,373
------------------------------------------------------------------
                                          $7,964,114   $ 8,420,035
------------------------------------------------------------------

                                           AMORTIZED      FAIR
AVAILABLE FOR SALE                           COST         VALUE
------------------------------------------------------------------
Due in one year or less.................  $  102,463   $   104,475
Due from one to five years..............     682,336       725,859
Due from five to ten years..............   3,904,326     4,044,378
Due in more than ten years..............   2,718,659     2,654,382
Mortgage-backed securities..............   5,937,165     6,084,045
------------------------------------------------------------------
                                          $13,344,949  $13,613,139
------------------------------------------------------------------

During the years ended December 31, 1998, 1997 and 1996, fixed maturities classified as held to maturity were sold with amortized cost of $230,036, $229,848 and $277,527, respectively. Net gains and losses on these sales were not significant. The sale of these fixed maturities was due to significant deterioration in the issuers' credit worthiness.

Fixed maturities available for sale were sold during 1998 with proceeds of $278,955 and gross realized gains and losses of $15,658 and $22,102, respectively. Fixed maturities

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

2. INVESTMENTS (CONTINUED)
available for sale were sold during 1997 with proceeds of $457,585 and gross realized gains and losses of $6,639 and $7,518, respectively. Fixed maturities available for sale were sold during 1996 with proceeds of $238,905 and gross realized gains and losses of $571 and $16,084, respectively.

At December 31, 1998, bonds carried at $14,302 were on deposit with various states as required by law.

At December 31, 1998, investments in fixed maturities comprised 83 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $3.6 billion which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on December 31 is as follows:

RATING                                       1998         1997
------------------------------------------------------------------
Aaa/AAA.................................  $ 7,629,628  $ 9,195,619
Aaa/AA..................................        2,277           --
Aa/AA...................................      308,053      232,451
Aa/A....................................      301,325      246,792
A/A.....................................    2,525,283    2,787,936
A/BBB...................................    1,148,736    1,200,345
Baa/BBB.................................    6,237,014    5,226,616
Baa/BB..................................      492,696      475,084
Below investment grade..................    2,664,051    2,465,637
------------------------------------------------------------------
                                          $21,309,063  $21,830,480
------------------------------------------------------------------

At December 31, 1998, 93 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than one percent of the Company's total investments in fixed maturities. At December 31, 1998, approximately 13 percent of the Company's invested assets were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:

                                   DECEMBER 31, 1998            DECEMBER 31, 1997
--------------------------------------------------------------------------------------
                                ON BALANCE  COMMITMENTS     ON BALANCE    COMMITMENTS
REGION                            SHEET     TO PURCHASE       SHEET       TO PURCHASE
--------------------------------------------------------------------------------------
East North Central............  $ 750,705     $ 16,393     $  748,372       $ 32,462
West North Central............    491,006       81,648        456,934         14,340
South Atlantic................    839,233       21,020        922,172         14,619
Middle Atlantic...............    476,448        6,169        545,601         15,507
New England...................    263,761        2,824        316,250          2,136
Pacific.......................    195,851       16,946        184,917          3,204
West South Central............    136,841        1,412        125,227             --
East South Central............     46,029           --         60,274             --
Mountain......................    345,379        8,473        297,545         28,717
--------------------------------------------------------------------------------------
                                3,545,253      154,885      3,657,292        110,985
Less allowance for losses.....     39,795           --         38,645             --
--------------------------------------------------------------------------------------
                                $3,505,458    $154,885     $3,618,647       $110,985
--------------------------------------------------------------------------------------

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

2. INVESTMENTS (CONTINUED)

                                     DECEMBER 31, 1998             DECEMBER 31, 1997
-----------------------------------------------------------------------------------------
                                 ON BALANCE    COMMITMENTS     ON BALANCE    COMMITMENTS
PROPERTY TYPE                      SHEET       TO PURCHASE       SHEET       TO PURCHASE
-----------------------------------------------------------------------------------------
Department/retail stores......  $ 1,139,349    $    59,305    $ 1,189,203    $    27,314
Apartments....................      960,808          9,272      1,089,127         16,576
Office buildings..............      783,576         50,450        716,729         34,546
Industrial buildings..........      298,549         13,263        295,889         21,200
Hotels/motels.................      109,185         14,122        101,052             --
Medical buildings.............      124,369             --         99,979          9,748
Nursing/retirement homes......       46,696             --         72,359             --
Mixed Use.....................       65,151             --         71,007             --
Other.........................       17,570          8,473         21,947          1,601
-----------------------------------------------------------------------------------------
                                  3,545,253        154,885      3,657,292        110,985
Less allowance for losses.....       39,795             --         38,645             --
-----------------------------------------------------------------------------------------
                                $ 3,505,458    $   154,885    $ 3,618,647    $   110,985
-----------------------------------------------------------------------------------------

Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At December 31, 1998 and 1997, the Company's recorded investment in impaired loans was $24,941 and $45,714, respectively, with allowances of $6,662 and $9,812, respectively. During 1998 and 1997, the average recorded investment in impaired loans was $37,873 and $61,870, respectively.
The Company recognized $1,809, $2,981and $4,889 of interest income related to impaired loans for the years ended December 31, 1998, 1997 and 1996 respectively.

The following table presents changes in the allowance for investment losses related to all loans:

                                      1998     1997     1996
--------------------------------------------------------------
Balance, January 1.................  $38,645  $37,495  $37,340
Provision for investment losses....    7,582    8,801   10,005
Loan payoffs.......................     (800)  (3,851)  (4,700)
Foreclosures and writeoffs.........   (5,632)  (3,800)  (5,150)
--------------------------------------------------------------
Balance, December 31...............  $39,795  $38,645  $37,495
--------------------------------------------------------------

At December 31, 1998, the Company had commitments to purchase investments other than mortgage loans for $223,011. Commitments to purchase investments are made in the ordinary course of business. The fair value of these commitments is $nil.

Net investment income for the years ended December 31 is summarized as follows:

                                        1998        1997        1996
-----------------------------------------------------------------------
Interest on fixed maturities.......  $1,676,984  $1,692,481  $1,666,929
Interest on mortgage loans.........     301,253     305,742     283,830
Other investment income............      43,518      25,089      43,283
Interest on cash equivalents.......       5,486       5,914       5,754
-----------------------------------------------------------------------
                                      2,027,241   2,029,226   1,999,796
Less investment expenses...........      40,756      40,837      34,434
-----------------------------------------------------------------------
                                     $1,986,485  $1,988,389  $1,965,362
-----------------------------------------------------------------------

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

2. INVESTMENTS (CONTINUED)
Net realized gain (loss) on investments for the years ended December 31 is summarized as follows:

                                      1998     1997     1996
--------------------------------------------------------------
Fixed maturities...................  $12,084  $16,115  $ 8,736
Mortgage loans.....................   (5,933)  (6,424)  (8,745)
Other investments..................      751   (8,831)    (150)
--------------------------------------------------------------
                                     $ 6,902  $   860  $  (159)
--------------------------------------------------------------

Changes in net unrealized appreciation (depreciation) of investments for the years ended December 31 are summarized as follows:

                                            1998      1997       1996
------------------------------------------------------------------------
Fixed maturities available for sale.....  $(93,474) $ 223,441  $(231,853)
Equity securities.......................      (203)        53        (52)
------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. INCOME TAXES

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense (benefit) for the years ended December 31 consists of the following:

                                       1998      1997      1996
-----------------------------------------------------------------
Federal income taxes:
Current............................  $244,946  $176,879  $260,357
Deferred...........................   (16,602)   19,982   (65,609)
-----------------------------------------------------------------
                                      228,344   196,861   194,748
State income taxes-current.........     7,337     9,803    12,390
-----------------------------------------------------------------
Income tax expense.................  $235,681  $206,664  $207,138
-----------------------------------------------------------------

Increases (decreases) to the federal tax provision applicable to pretax income based on the statutory rate are attributable to:

                                                                     1998                 1997                 1996
--------------------------------------------------------------------------------------------------------------------------
                                                              PROVISION    RATE    PROVISION    RATE    PROVISION    RATE
--------------------------------------------------------------------------------------------------------------------------
Federal income taxes based
on the statutory rate.......................................   $271,527    35.0%    $238,319    35.0%    $217,600    35.0%
(Decreases) increases are attributable to:
Tax-excluded interest and dividend income...................    (12,289)   (1.6)     (10,294)   (1.5)      (9,636)   (1.5)
State taxes, net of federal benefit.........................      4,769      .6        6,372      .9        8,053     1.3
Affordable housing credits..................................    (19,688)   (2.5)     (20,705)   (3.0)      (5,090)    (.8)
Other, net..................................................     (8,638)   (1.1)      (7,028)   (1.0)      (3,789)    (.7)
--------------------------------------------------------------------------------------------------------------------------
Federal income taxes........................................   $235,681    30.4%    $206,664    30.4%    $207,138    33.3%
--------------------------------------------------------------------------------------------------------------------------

A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a policyholders' surplus account. At December 31, 1998, the Company had a policyholders' surplus account balance of $20,114. The policyholders' surplus account is only

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

3. INCOME TAXES (CONTINUED)
taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $7,040 have not been established because no distributions of such amounts are contemplated.

Significant components of the Company's deferred tax assets and liabilities as of December 31 are as follows:

                                                           1998      1997
---------------------------------------------------------------------------
Deferred tax assets:
Policy reserves........................................  $756,769  $748,204
Life insurance guaranty fund assessment reserve........    15,289    20,101
Other..................................................     4,253     9,589
---------------------------------------------------------------------------
Total deferred tax assets..............................   776,311   777,894
---------------------------------------------------------------------------
Deferred tax liabilities:
Deferred policy acquisition costs......................   698,471   700,032
Unrealized gain on investments.........................    91,315   121,885
Investments, other.....................................     3,455    17,559
---------------------------------------------------------------------------
Total deferred tax liabilities.........................   793,241   839,476
---------------------------------------------------------------------------
Net deferred tax liabilities...........................  $ 16,930  $ 61,582
---------------------------------------------------------------------------

The Company is required to establish a valuation allowance for any portion of the deferred tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

--------------------------------------------------------------------------------
4. STOCKHOLDER'S EQUITY

Retained earnings available for distribution as dividends to the parent are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. Statutory unassigned surplus aggregated $1,598,203 as of December 31, 1998 and $1,468,677 as of December 31, 1997 (see Note 3 with respect to the income tax effect of certain distributions). In addition, any dividend distributions in 1999 in excess of approximately $353,933 would require approval of the Department of Commerce of the State of Minnesota.

Statutory net income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

                                        1998        1997        1996
-----------------------------------------------------------------------
Statutory net income...............  $  429,903  $  379,615  $  365,585
Statutory capital and surplus......   1,883,405   1,765,290   1,565,082
-----------------------------------------------------------------------

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
-----------------------------------------------------------------
5. RELATED PARTY TRANSACTIONS

The Company loans funds to AEFC under a collateral loan agreement. The balance of the loan was $nil at December 31, 1998 and 1997. This loan can be increased to a maximum of $75,000 and pays interest at a rate equal to the preceding month's effective new money rate for the Company's permanent investments. Interest income on related party loans totaled $nil, $103 and $780 in 1998, 1997 and 1996, respectively.

The Company participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $211, $201 and $174 in 1998, 1997 and 1996, respectively.

The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 1998, 1997 and 1996 were $1,503, $1,245 and $990, respectively.

The Company participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. AEFC expenses these benefits and allocates the expenses to its subsidiaries. The Company's share of postretirement benefits in 1998, 1997 and 1996 was $1,352, $1,330 and $1,449, respectively.

Charges by AEFC for use of joint facilities, technology support, marketing services and other services aggregated $411,337, $414,155 and $397,362 for 1998, 1997 and 1996, respectively. Certain of these costs are included in deferred policy acquisition costs.

--------------------------------------------------------------------------------
6. COMMITMENTS AND CONTINGENCIES

At December 31, 1998, 1997 and 1996, traditional life insurance and universal life-type insurance in force aggregated $81,074,928, $74,730,720 and $67,274,354, respectively, of which $4,912,313, $4,351,904 and $3,875,921 were reinsured at the respective year ends. The Company also reinsures a portion of the risks assumed under disability income and long-term care policies. Under all reinsurance agreements, premiums ceded to reinsurers amounted to $66,378, $60,495 and $48,250 and reinsurance recovered from reinsurers amounted to $20,982, $19,042, and $15,612 for the years ended December 31, 1998, 1997 and
1996, respectively. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

A number of lawsuits have been filed against life and health insurers in jurisdictions in which the Company, its parent and its subsidiaries conduct business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. The Company has been named as a defendant in three of these types of actions.

The plaintiffs purport to represent a class consisting of all persons who purchased policies or contracts from the Company and its subsidiaries. The complaints put at issue various alleged sales practices and misrepresentations, alleged breaches of fiduciary duties and alleged violations of consumer fraud statutes. The Company and its subsidiaries believe they have meritorious defenses to the claims raised in these lawsuits.

The outcome of any litigation cannot be predicted with certainty. In the opinion of

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
-----------------------------------------------------------------

6. COMMITMENTS AND CONTINGENCIES (CONTINUED) management, however, the ultimate resolution of these lawsuits, taken in the aggregate, should not have a material adverse effect on the Company's consolidated financial position.

The IRS routinely examines the Company's federal income tax returns, and is currently auditing the Company's returns for the 1990 through 1992 tax years. Management does not believe there will be a material adverse effect on the Company's consolidated financial position as a result of this audit.

--------------------------------------------------------------------------------
7. LINES OF CREDIT

The Company has available lines of credit with its parent aggregating $100,000. The interest rate for any borrowings is established by reference to various indices plus 20 to 45 basis points, depending on the term. Borrowings outstanding under this agreement were $nil at December 31, 1998 and 1997.

--------------------------------------------------------------------------------
8. DERIVATIVE FINANCIAL INSTRUMENTS

The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk and equity market risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate or equity market index. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

Credit risk related to interest rate caps and floors and index options is measured by the replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit risk.

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
-----------------------------------------------------------------

8. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)
The Company's holdings of derivative financial instruments are as follows:

                                                                        TOTAL
DECEMBER 31, 1998                NOTIONAL     CARRYING      FAIR       CREDIT
ASSETS:                           AMOUNT       AMOUNT       VALUE     EXPOSURE
-------------------------------------------------------------------------------
Assets:
Interest rate caps............  $ 3,400,000   $ 15,985    $   4,256    $ 4,256
Interest rate floors..........    1,000,000      1,082       13,971     13,971
Options purchased.............      110,912     24,094       29,453     29,453
Liabilities:
Options purchased/written.....      265,454    (10,526)     (11,062)        --
Off balance sheet:
Interest rate swaps...........    1,667,000         --      (73,477)        --
-------------------------------------------------------------------------------
                                              $ 30,635    $ (36,859)   $47,680
-------------------------------------------------------------------------------

DECEMBER 31, 1997                NOTIONAL   CARRYING      FAIR      TOTAL CREDIT
ASSETS:                           AMOUNT     AMOUNT       VALUE       EXPOSURE
---------------------------------------------------------------------------------
Assets:
Interest rate caps............  $4,600,000   $24,963    $  15,665      $15,665
Interest rate floors..........   1,000,000     1,561        4,551        4,551
Options purchased/written.....     279,737     9,808       10,449       10,449
Liabilities:
Options written...............       7,373       (89)         114           --
Off balance sheet:
Interest rate swaps...........   1,267,000        --      (45,799)          --
---------------------------------------------------------------------------------
                                             $36,243    $ (15,020)     $30,655
---------------------------------------------------------------------------------

The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate caps, floors and swaps expire on various dates from 1999 to 2003. The put and call options expire on various dates from 1999 to 2005.

Interest rate caps, swaps and floors are used principally to manage the Company's interest rate risk. These instruments are used to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

The Company is also using interest rate swaps to manage interest rate risk related to the level of fee income earned on the management of fixed income securities in separate accounts and the underlying mutual funds. The amount of fee income received is based upon the daily market value of the separate account and mutual fund assets. As a result, changing interest rate conditions could impact the Company's fee income significantly. The Company entered into interest rate swaps to hedge anticipated fee income for 1999 related to separate accounts and mutual funds which invest in fixed income securities. Interest will be accrued and reported in accrued investment income and other liabilities, as appropriate, and management and other fees.

The Company offers a certain annuity product that pays interest based upon the relative change in a major stock market index between the beginning and end of the product's term. As a means of hedging its obligation under the provisions of this product, the Company purchases and writes options on the major stock market index.

Index options are used to manage the equity market risk related to the fee income that the Company receives from its separate accounts and the underlying mutual funds. The amount of the fee income received is based upon the daily market value of the separate account and mutual fund assets. As a result, the Company's fee income could be impacted significantly by changing economic conditions in the equity market. The Company entered into index option

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
-----------------------------------------------------------------

8. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED) collars (combination of puts and calls) to hedge anticipated fee income for 1998 and 1999 related to separate accounts and mutual funds which invest in equity securities. Testing has demonstrated the impact of these instruments on the income statement closely correlates with the amount of fee income the Company realizes. In the event that testing demonstrates that this correlation no longer exists, or in the event the Company disposes of the index options collars, the instruments will be marked-to-market through the income statement. At December 31, 1998 deferred losses on purchased put and written call index options were $2,933 and $7,435, respectively. At December 31, 1997 deferred losses on purchased put index options were $2,428 and deferred gains on written call index options were $5,275.

--------------------------------------------------------------------------------
9. FAIR VALUES OF FINANCIAL INSTRUMENTS

The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations and all non-financial instruments, such as deferred acquisition costs are excluded.

Off-balance sheet intangible assets, such as the value of the field force, are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                          1998                      1997
----------------------------------------------------------------------------------
                                 CARRYING       FAIR       CARRYING       FAIR
                                   VALUE        VALUE        VALUE        VALUE
----------------------------------------------------------------------------------
FINANCIAL ASSETS
Investments:
Fixed maturities (Note 2):
Held to maturity..............  $ 7,964,114  $ 8,420,035  $ 9,315,450  $ 9,743,410
Available for sale............   13,613,139   13,613,139   12,876,694   12,876,694
Mortgage loans on real estate
(Note 2)......................    3,505,458    3,745,617    3,618,647    3,808,570
Other:
Equity securities (Note 2)....        3,158        3,158        3,361        3,361
Derivative financial
instruments (Note 8)..........       41,161       47,680       36,332       30,665
Other.........................       28,872       28,872       82,347       85,383
Cash and cash equivalents
(Note 1)......................       22,453       22,453       19,686       19,686
Separate account assets
(Note 1)......................   27,349,401   27,349,401   23,214,504   23,214,504

FINANCIAL LIABILITIES
Future policy benefits for
fixed annuities...............  $19,855,203  $19,144,838  $20,731,052  $19,882,302
Derivative financial
instruments (Note 8)..........       10,526       84,539           89       45,685
Separate account
liabilities...................   25,005,732   24,179,115   21,488,282   20,707,620
----------------------------------------------------------------------------------

At December 31, 1998 and 1997, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $1,226,985 and $1,185,155, respectively, and policy loans of $90,115 and $93,540, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 1998 and 1997. The fair value of deferred annuities is estimated as the carrying amount less any applicable surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 1998 and 1997.

At December 31, 1998 and 1997, the fair value of liabilities related to separate accounts is estimated as the carrying amount less any applicable surrender charges and less variable insurance contracts carried at $2,343,669 and $1,726,222, respectively.

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

-----------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

The Board of Directors
IDS Life Insurance Company

We have audited the accompanying consolidated balance sheets of IDS Life Insurance Company (a wholly owned subsidiary of American Express Financial Corporation) as of December 31, 1998 and 1997, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of IDS Life Insurance Company at December 31, 1998 and 1997, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

Ernst & Young LLP
Minneapolis, Minnesota
February 4, 1999

                                     PART II

                          UNDERTAKINGS TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission hereto or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

The By-Laws of IDS Life Insurance Company provide that:

The Corporation shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that he is or was a Manager of Variable Annuity Funds A and B, director, officer, employee or agent of this Corporation, or is or was serving at the direction of the Corporation as a Manager of Variable Annuity Funds A and B, director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended, provided that this Article shall not indemnify or protect any such Manager of Variable Annuity Funds A and B, director, officer, employee or agent against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties or by reason of his reckless disregard of his obligations and duties.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

CONTENTS OF POST EFFECTIVE AMENDMENT NO. 4 TO REGISTRATION STATEMENT
NO. 33-62457

This Post-Effective Amendment No.4 comprises the following papers and documents:

         The facing sheet.

         The prospectus consisting of 71 pages.

         The undertakings to file reports.

         The signatures.

         The following exhibits:

1.       A.       Copies of all exhibits required by paragraph A of instructions
                  for Exhibits in    Form N-8B-2 to the Registration Statement.

                  (1)      (a)      Resolution of Board of Directors of IDS Life
                                    Insurance Company establishing the Trust, adopted May 9, 1985.*

                           (b) Resolution of Board of Directors of IDS Life Insurance Company reconstituting the Trust, adopted October 16, 1985.*

                           (c) Resolution of Board of Directors of IDS Life Insurance Company reconstituting the Trust adopted August 5, 1994.**

                  (2)      Not applicable.

                  (3)      (a)      Not applicable.

                           (b)      (1)     Form of Division Vice President's
                                            Employment Agreement dated November
                                            1991.*

                                    (2)     Form of District Manager's Rider to
                                            IDS Life Insurance Company, Persona
                                            Financial Planner's Agreement dated
                                            November 1986.*

                                    (3)     Form of Personal Financial Planner's
                                            Agreement dated November 1986.*

                           (c)      Schedules of Sales Commissions.**

                  (4)      Not applicable.

                  (5) Flexible Premium Survivorship Variable Life Insurance Policy.**

                  (6)      (a)      Certificate of Incorporation of IDS Life
                                    Insurance Company, dated July 23, 1957.*

                           (b)      Amended By-Laws of IDS Life Insurance
                                    Company.*

                  (7)      Not applicable.

                  (8) (a) Form of Investment Management and Services Agreement dated December 17, 1985, between IDS Life and IDS Life Series Fund, Inc.*

                           (b) Form of Investment Advisory Agreement dated July 11, 1984, between IDS Life and IDS Financial Services Inc. relating to the Variable Account.*

                           (c) Addendum to Investment Management and Services Agreement.**

                           (d)      Addendum to Investment Advisory Agreement.**

                  (9)      None.

                  (10 Application form for the Flexible Premium Survivorship Variable Life Insurance Policy.**

                  (11) IDS Life Insurance Company's Description of Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies.**

         B.       (1)      Not applicable.

                  (2)      Not applicable.

         C.       Not applicable.

2. Opinion of counsel is filed electronically herewith.

3. Not applicable.

4. Not applicable.

5. Not applicable.

6.       Actuarial opinion of James M. Jensen, F.S.A., M.A.A.A., Vice President
         - Insurance Product Development is filed electronically herewith.

7. Written actuarial consent of James M. Jensen, F.S.A., M.A.A.A., Vice President Insurance Product Development is filed electronically herewith.

8.       Written consent of Ernst & Young LLP is filed electronically herewith.

9.       Power of Attorney dated August 19, 1997***

10.      Power of Attorney dated April 9, 1998***

*Filed as an Exhibit to the original Registration Statement to form S-6 and is herein incorporated by reference.

**Filed as an Exhibit to Registrant's Form N-8B-2 with Pre-Effective Amendment
  No. 1, File No. 33-62457 and is herein incorporated by reference.

***Filed as an Exhibit to Registrant's Form S-6, Post-Effective Amendment No. 3
   File No. 33-62457 and is herein incorporated by reference.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, IDS Life Insurance Company, on behalf of the Registrant, certifies that it meets requirements for the effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in this City of Minneapolis, and State of Minnesota on the 28th day of April, 1999.


                          IDS Life Variable Separate Account
                                  (Registrant)

                          By IDS Life Insurance Company
                                  (Sponsor)

                          By /s/  Richard W. Kling*
                                  Richard W. Kling

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following Officers and Directors of IDS Life Insurance Company in the capacities indicated on the 28th day of April, 1999:

Signature                                 Title

/s/  James A. Mitchell*                   Director, Chairman of the Board
     James A. Mitchell                    and Chief Executive Officer

/s/  Richard W. Kling*                    Director and President
     Richard W. Kling

/s/  Jeffrey S. Horton**                  Vice President , Treasurer
     Jeffrey S. Horton                    and Assistant Secretary

/s/  David R. Hubers*                     Director
     David R. Hubers

/s/  Paul F. Kolkman*                     Director and Executive Vice
     Paul F. Kolkman                      President

/s/  Paula S. Meyer*                      Director and Executive Vice President,
     Paula S. Meyer                       Assured Assets

/s/  Barry J. Murphy*                     Director and Executive Vice
     Barry J. Murphy                      President, Client Service

/s/  Stuart A. Sedlacek*                  Director and Executive Vice
     Stuart A. Sedlacek                   President

/s/  Philip C. Wentzel**                  Vice President and Controller
     Philip C. Wentzel

*Signed pursuant to Power of Attorney dated August 19, 1997 filed electronically as an Exhibit to Registrant's Form S-6, Post-Effective No. 3, File No. 33-62457 and is herein incorporated by reference.

**Signed pursuant to Power of Attorney dated April 9, 1998, filed electronically as an Exhibit to Registrant's Form S-6, Post-Effective No. 3, File No. 33-62457 and is herein incorporated by reference.

By:



/s/ Mary Ellyn Minenko
    Mary Ellyn Minenko